Document And Entity Information	6 Months Ended
Jun. 30, 2011
Document And Entity Information [Abstract]
Document Type	S-1
Amendment Flag	false
Document Period End Date	Jun 30, 2011
Entity Filer Category	Smaller Reporting Company
Entity Registrant Name	Marina Biotech, Inc.
Entity Central Index Key	0000737207

Condensed Consolidated Balance Sheets (USD $) In Thousands	Jun. 30, 2011	Dec. 31, 2010	Dec. 31, 2009
ASSETS
Cash	$ 4,705	$ 1,066	$ 748
Restricted cash	1,157	1,017	998
Accounts receivable	5	59	211
Prepaid expenses and other current assets	567	818	700
Total current assets	6,434	2,960	2,657
Property and equipment, net	2,991	3,695	4,569
Intangible assets	22,734	22,734
Other assets	45	54	3
Total assets	32,204	29,443	7,229
LIABILITIES AND STOCKHOLDERS' EQUITY
Accounts payable	2,611	3,922	2,114
Liability for refunds of warrant exercise proceeds	1,519	0
Accrued payroll and employee benefits	882	781	913
Other accrued liabilities	794	1,225	1,361
Notes payable, net of discount			317
Accrued restructuring - current portion	593	312	425
Deferred revenue	510	34
Total current liabilities	6,909	6,274	5,130
Accrued restructuring, net of current portion	0	148	281
Deferred rent and other liabilities	1,319	1,384	1,461
Fair value liability for price adjustable subscription investment units	125	1,483
Fair value liability for price adjustable warrants	6,333	1,783	7,243
Deferred tax liabilities	1,202	1,202
Total liabilities	15,888	12,274	14,115
Commitments and contingencies
Stockholders' equity (deficit):
Preferred stock, $.01 par value; 100,000 shares authorized: no shares issued and outstanding	0	0
Common stock, value	314,336	307,939	256,131
Accumulated deficit	(298,020)	(290,770)	(263,017)
Total stockholders' equity (deficit)	16,316	17,169	(6,886)
Total liabilities and stockholders' equity (deficit)	$ 32,204	$ 29,443	$ 7,229

Condensed Consolidated Balance Sheets (Parenthetical) (USD $) In Thousands, except Share data	Jun. 30, 2011	Dec. 31, 2010	Dec. 31, 2009
Condensed Consolidated Balance Sheets [Abstract]
Accumulated depreciation and amortization for property and equipment	$ 8,744	$ 8,081
Preferred stock, par value	$ 0.01	$ 0.01	$ 0.01
Preferred stock, shares authorized	100,000	100,000	100,000
Preferred stock, shares issued	0	0	0
Preferred stock, shares outstanding	0	0	0
Common stock, par value	$ 0.006	$ 0.006	$ 0.006
Common stock, shares authorized	180,000,000	90,000,000	90,000,000
Common stock, shares issued	64,339,555	27,800,748	10,201,735
Common stock, shares outstanding	64,339,555	27,800,748	10,201,735

Condensed Consolidated Statements Of Operations (USD $) In Thousands, except Per Share data	3 Months Ended		6 Months Ended		12 Months Ended
	Jun. 30, 2011	Jun. 30, 2010	Jun. 30, 2011	Jun. 30, 2010	Dec. 31, 2010	Dec. 31, 2009
Condensed Consolidated Statements Of Operations [Abstract]
Revenue	$ 129	$ 193	$ 343	$ 377	$ 2,460	$ 14,732
Operating expenses:
Research and development	2,772	3,837	6,122	7,436	18,105	14,882
Selling, general and administrative	2,748	2,248	4,651	4,807	10,359	10,088
Restructuring	58	260	286	286	3,526	455
Total operating expenses	5,578	6,345	11,059	12,529	31,990	25,425
Loss from operations	(5,449)	(6,152)	(10,716)	(12,152)	(29,530)	(10,693)
Other income (expense):
Interest and other income					244	5
Interest and other expense	0	(544)	0	(1,324)	(2,807)	(538)
Change in fair value liability for price adjustable warrants and subscription investment units	1,864	2,595	3,466	(115)	4,360	2,526
Gain (loss) on settlement of liabilities, net						654
Total other income (expense), net	1,864	2,051	3,466	(1,439)	1,777	2,647
Net loss	$ (3,585)	$ (4,101)	$ (7,250)	$ (13,591)	$ (27,753)	$ (8,046)
Net loss per common share - basic and diluted	$ (0.08)	$ (0.34)	$ (0.19)	$ (1.13)	$ (1.58)	$ (0.86)
Shares used in computing net loss per share - basic and diluted	45,395	12,219	38,282	12,027	17,574	9,364

Condensed Consolidated Statement Of Stockholders' Equity (USD $) In Thousands, except Share data	Common Stock and Additional Paid-In Capital [Member]	Accumulated Deficit [Member]	Total
Balance at Dec. 31, 2008	$ 250,826	$ (254,971)	$ (4,145)
Balance, shares at Dec. 31, 2008	7,811,004
Proceeds from the issuance of common shares and warrants, net	1,221		1,221
Proceeds from the issuance of common shares and warrants, net, shares	1,312,500
Shares issued in connection with settlement of liabilities	982		982
Shares issued in connection with settlement of liabilities, shares	899,003
Shares issued in connection with amendment of license agreement	1,000		1,000
Shares issued in connection with amendment of license agreement,shares	151,515
Proceeds from the exercise of options, warrants and employee stock purchase plan purchases	181		181
Proceeds from the exercise of options, warrants and employee stock purchase plan purchases, shares	31,214
Reclassification of fair value of warrants exercised	109		109
Compensation related to restricted stock, net of forfeitures	(340)		(340)
Compensation related to restricted stock, net of forfeitures, shares	(3,501)
Compensation related to restricted stock, stock options and employee stock purchase plan, net of forfeitures	2,152		2,152
Net loss		(8,046)	(8,046)
Balance at Dec. 31, 2009	256,131	(263,017)	(6,886)
Balance, shares at Dec. 31, 2009	10,201,735		10,201,735
Proceeds from the issuance of common shares and warrants, net	1,693		1,693
Proceeds from the issuance of common shares and warrants, net, shares	3,141,389
Shares issued in connection with acquisition of Cequent Pharmaceuticals and termination of notes payable and warrants issued to Cequent	30,337		30,337
Shares issued in connection with acquisition of Cequent Pharmaceuticals and termination of notes payable and warrants issued to Cequent, shares	9,882,853
Shares issued in connection with settlement of liabilities	3,916		3,916
Shares issued in connection with settlement of liabilities, shares	2,442,663
Shares issued in connection with amendment of license agreement	3,790		3,790
Shares issued in connection with amendment of license agreement,shares	1,419,487
Proceeds from the exercise of options, warrants and employee stock purchase plan purchases	2,719		2,719
Proceeds from the exercise of options, warrants and employee stock purchase plan purchases, shares	712,837
Reclassification of fair value of warrants exercised	2,878		2,878
Reclassification of fair value of price adjustable warrants from liability to equity upon elimination of price adjustment feature	4,459		4,459
Compensation related to restricted stock, stock options and employee stock purchase plan, net of forfeitures	2,016		2,016
Fractional shares redeemed in reverse stock split	(216)
Net loss		(27,753)	(27,753)
Balance at Dec. 31, 2010	307,939	(290,770)	17,169
Balance, shares at Dec. 31, 2010	27,800,748		27,800,748
Proceeds from the issuance of common shares and warrants, net	4,520	0	4,520
Proceeds from the issuance of common shares and warrants, net, shares	28,693,500
Shares issued in connection with amendment of license agreement	80	0	80
Shares issued in connection with amendment of license agreement,shares	113,766
Proceeds from the exercise of subscription investment units and warrants	463	0	463
Proceeds from the exercise of subscription investment units and warrants, shares	7,696,500
Reclassification of fair value of price adjustable subscription investment units and warrants from liability to equity upon exercise	121	0	121
Reclassification of fair value of price adjustable subscription investment units and warrants from liability to equity upon exercise, shares	0
Reclassification of fair value of price adjustable warrants from liability to equity upon elimination of price adjustment feature	620	0	620
Reclassification of fair value of price adjustable warrants from liability to equity upon elimination of price adjustment feature, shares	0
Proceeds from employee stock purchase plan purchases	21	0	21
Proceeds from employee stock purchase plan purchases, shares	35,041
Compensation related to restricted stock, stock options and employee stock purchase plan, net of forfeitures	572	0	572
Compensation related to restricted stock, stock options and employee stock purchase plan, net of forfeitures, shares	0
Net loss	0	(7,250)	(7,250)
Balance at Jun. 30, 2011	$ 314,336	$ (298,020)	$ 16,316
Balance, shares at Jun. 30, 2011	64,339,555		64,339,555

Condensed Consolidated Statements Of Cash Flows (USD $) In Thousands	6 Months Ended		12 Months Ended
	Jun. 30, 2011	Jun. 30, 2010	Dec. 31, 2010	Dec. 31, 2009
Operating activities:
Net loss	$ (7,250)	$ (13,591)	$ (27,753)	$ (8,046)
Adjustments to reconcile net loss to net cash used in operating activities:
Non-cash compensation related to stock options, restricted stock and employee stock purchase plan	572	905	2,016	1,812
Depreciation and amortization	704	828	1,580	2,369
Non-cash in-process research and development expense	30	0	3,790
Non-cash amortization of discount on notes payable and debt issuance costs	0	1,277	1,578	223
Non-cash expense for fair value of warrants issued in connection with amendments to securities purchase agreements			1,161
Accretion of restructuring liability	61	54	135	174
Loss on disposition of property and equipment				387
Non-cash restructuring expense\charges	225	232	3,407	93
Net gain (loss) on settlement of liabilities				(654)
Change in fair value of price adjustable warrants and subscription investment units	(3,466)	115	(4,360)	(2,526)
Changes in assets and liabilities:
Accounts receivable	54	101	152	(179)
Prepaid expenses and other assets	260	200	234	427
Accounts payable	(598)	620	1,638	641
Deferred revenue	476	67	34	(718)
Accrued expenses and deferred rent and other liabilities	(345)	253	14	15
Accrued restructuring	(153)	0	(445)	(1,543)
Net cash used in operating activities	(9,430)	(8,939)	(16,801)	(7,525)
Investing activities:
Change in restricted cash	(140)	(159)	(19)	1,270
Cash acquired upon acquisition of Cequent Pharmaceuticals			5,063
Proceeds from sales of equipment and other assets				1,159
Purchases of property and equipment	0	(158)	(404)	(94)
Net cash used in investing activities	(140)	(317)	4,640	2,335
Financing activities:
Proceeds from sales of common shares, warrants and subscription investment units, net	10,726	4,943	7,760	9,332
Proceeds from issuance of notes payable and warrants, net			3,000	888
Borrowings on note payable	0	3,000
Payments on notes payable	0	(1,000)	(1,000)	(5,547)
Proceeds from exercise of warrants, subscription investment units, stock options and employee stock purchase plan purchases	2,483	2,639	2,719	181
Net cash provided by financing activities	13,209	9,582	12,479	4,854
Net increase (decrease) in cash	3,639	326	318	(336)
Cash and cash equivalents - beginning of year	1,066	748	748	1,084
Cash and cash equivalents - end of year	4,705	1,074	1,066	748
Non-cash financing activities:
Note payable issued upon cancellation of capital lease obligations				5,128
Issuance of stock to acquire Cequent Pharmaceuticals and termination of notes payable, accrued interest and warrants issued to Cequent			30,337
Issuance of common stock to settle liabilities	80	55	3,916	1,982
Supplemental disclosure:
Cash paid for interest	$ 0	$ 10	$ 10	$ 311

Business, Going Concern And Basis Of Preparation And Summary Of Significant Accounting Policies	6 Months Ended	12 Months Ended
	Jun. 30, 2011	Dec. 31, 2010
Business, Going Concern And Basis Of Preparation And Summary Of Significant Accounting Policies [Abstract]
Business, Going Concern And Basis Of Preparation And Summary Of Significant Accounting Policies

Note 1 — Business, Going Concern and Basis of Preparation and Summary of Significant Accounting Policies

Business

We are a biotechnology company focused on the discovery, development and commercialization of oligonucleotide therapies based on gene silencing approaches such as RNA interference ("RNAi") and blocking messenger RNA ("mRNA") transcription. Our goal is to improve human health through the development of these nucleic acid-based therapeutics as well as the drug delivery technologies that together provide superior treatment options for patients. We have multiple proprietary technologies integrated into a broad oligonucleotide-based drug discovery platform, with the capability to deliver these novel therapeutics via systemic, local and oral administration to target a wide range of human diseases based on the unique characteristics of the cells and organs involved in each disease.

Our pipeline includes a clinical program in Familial Adenomatous Polyposis ("FAP") and two preclinical programs in malignant ascites and bladder cancer. In February 2011, we entered into an exclusive agreement with Debiopharm S.A. ("Debiopharm") for the development and commercialization of the bladder cancer program.

Our team of approximately 30 scientists brings expertise in molecular and cellular biology, microbiology, oligonucleotide, nucleoside, lipid, peptide and alkylated amino acid chemistry, pharmacology, bioinformatics, pre-clinical and clinical development, in addition to an experienced pharmaceutical management team.

In addition to our own, internally developed technologies, we strategically in-license and further develop nucleic acid- and delivery-related technologies, forming an integrated drug discovery platform. We are currently employing our platform for the discovery of multiple nucleic-acid based therapeutics including RNAi-, microRNA- and single stranded oligonucleotide-based drugs.

Going Concern

The accompanying condensed consolidated financial statements have been prepared on the basis that we will continue as a going concern, which contemplates realization of assets and the satisfaction of liabilities in the normal course of business.

As of June 30, 2011, we had an accumulated deficit of approximately  $298.0 million and expect to incur losses in the future as we continue our research and development ("R&D") activities. Our operating expenses, primarily R&D in connection with the further development of our RNAi programs, will consume the majority of our cash resources and will require additional funding. We have funded our losses primarily through the sale of common stock, warrants and subscription investment units in the public markets and private placements, revenue provided by our collaboration partners, and loans.

At June 30, 2011, we had a working capital deficit (current assets less current liabilities) of approximately  $0.5 million and approximately  $5.9 million in cash, including approximately  $1.2 million in restricted cash. We believe that our current resources will be sufficient to fund our planned operations into the fourth quarter of 2011.

We plan to continue to work with large pharmaceutical companies regarding research and development collaboration agreements or investments, and to pursue public and private sources of financing to raise cash. However, there can be no assurance that we will be successful in such endeavors.

In August 2010, we filed a universal shelf registration statement with the Securities and Exchange Commission ("SEC"), which was declared effective by the SEC in September 2010. Under the shelf registration statement, we could issue up to  $50.0 million of our common stock, preferred stock, debt securities, warrants to purchase any of the foregoing securities, and/or rights to purchase shares of our common or preferred stock, either individually or in units comprised of any of such securities. We accessed this universal shelf registration statement in connection with our November 2010 issuance of common stock and subscription investment units, and our February 2011 public offering of common stock and warrants.

In May 2011, under a registration statement on Form S-1 which was declared effective by the SEC on May 11, 2011, we received net proceeds of approximately  $6.3 million from an offering of an aggregate of (i) 22,318,500 units and (ii) 22,318,500 Series B Warrants, each to purchase one unit, at a purchase price of  $0.39 per unit. Each unit consists of (x) one share of common stock, and (y) one Series A Warrant to purchase one share of Common Stock. As of June 30, 2011, 7,121,500 of the Series B Warrants had been exercised, and in July 2011, an additional 15,172,000 of the Series B Warrants were exercised prior to their July 12, 2011 expiration date. As a result of the exercises of warrants related to the May financing, we received additional cash proceeds of approximately  $2.2 million in June 2011, and  $0.9 million in July 2011, with the July cash proceeds being net of refunds which we were required to issue as a result of the adjustment in the warrant exercise price on July 5, 2011.

The market value and the volatility of our stock price, as well as general market conditions, could make it difficult for us to complete a financing transaction on favorable terms, or at all. Any financing we obtain may further dilute the ownership interest of our current stockholders. If we are unable to obtain additional cash when required, we could modify, delay or abandon some or all of our programs. These factors, among others, raise substantial doubt about our ability to continue as a going concern. The accompanying condensed consolidated financial statements do not include any adjustments that may result from the outcome of this uncertainty. The Report of Independent Registered Public Accounting Firm included in our Annual Report on Form 10-K for the year ended December 31, 2010 states that we have incurred recurring losses and have an accumulated deficit, and have had negative cash flows from operations, that raise substantial doubt about our ability to continue as a going concern.

Basis of Preparation and Summary of Significant Accounting Policies

Basis of Preparation — The accompanying unaudited condensed consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America for interim financial information and in accordance with the instructions to Form 10-Q and Article 10 of Regulation S-X. Accordingly, they do not include all of the information and note disclosures required by U.S. generally accepted accounting principles for complete financial statements. The accompanying unaudited financial information should be read in conjunction with the audited consolidated financial statements, including the notes thereto, as of and for the year ended December 31, 2010, included in our 2010 Annual Report on Form 10-K filed with the SEC. The information furnished in this report reflects all adjustments (consisting of normal recurring adjustments), which are, in the opinion of management, necessary for a fair presentation of our financial position, results of operations and cash flows for each period presented. The results of operations for the interim period ended June 30, 2011 are not necessarily indicative of the results for the year ending December 31, 2011 or for any future period.

Use of Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires our management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, and reported amounts of revenues and expenses during the reporting periods. Estimates having relatively higher significance include revenue recognition, research and development costs, stock-based compensation, valuation of warrants and subscription investment units, valuation and estimated lives of identifiable intangible assets, impairment of long-lived assets, estimated accrued restructuring charges and income taxes. Actual results could differ from those estimates.

Restricted Cash — Amounts pledged as collateral underlying letters of credit for facility lease deposits are classified as restricted cash. Changes in restricted cash have been presented as investing activities in the consolidated statements of cash flows.

Fair Value of Financial Instruments — We consider the fair value of cash, restricted cash, accounts receivable, accounts payable and accrued liabilities to not be materially different from their carrying value. These financial instruments have short-term maturities.

We follow authoritative guidance with respect to fair value reporting issued by the Financial Accounting Standards Board ("FASB") for financial assets and liabilities, which defines fair value, provides guidance for measuring fair value and requires certain disclosures. The guidance establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The following is a brief description of those three levels:

Level 1: Observable inputs such as quoted prices (unadjusted) in active markets for identical assets or liabilities.

Level 2: Inputs other than quoted prices that are observable for the asset or liability, either directly or indirectly. These include quoted prices for similar assets or liabilities in active markets and quoted prices for identical or similar assets or liabilities in markets that are not active.

Level 3: Unobservable inputs in which little or no market data exists, therefore developed using estimates and assumptions developed by us, which reflect those that a market participant would use.

We currently measure and report at fair value our accrued restructuring liability using discounted estimated cash flows, and the liability for price adjustable warrants and subscription investment units using the Black-Scholes-Merton valuation model, using Level 3 inputs. The following tables summarize our liabilities measured at fair value on a recurring basis as of June 30, 2011 (in thousands):

	Balance at June 30, 2011	Level 1 Quoted prices in active markets for identical assets	Level 2 Significant other observable inputs	Level 3 Significant unobservable inputs
Liabilities:
Accrued restructuring	$593	—	—	$593
Fair value liability for price adjustable warrants	6,333	—	—	6,333
Fair value liability for price adjustable subscription investment units	125	—	—	125

Total liabilities at fair value	$7,051	—	—	$7,051

The following presents activity in our accrued restructuring liability determined by Level 3 inputs (in thousands):

Facility Related Charges
Balance, December 31, 2010	460
Accruals	225
Payments in cash and other decreases	(153)
Accretion	61

Balance, June 30, 2011	$593

The following presents activity of the fair value liability of price adjustable warrants determined by Level 3 inputs (in thousands, except per share data):

		Weighted average as of each measurement date
	Fair value liability for price adjustable warrants (in thousands)	Exercise Price	Stock Price	Volatility	Contractual life in years	Risk free rate
Balance at December 31, 2010	$1,783	$1.43	$1.55	127%	4.4	1.8%
Reclassification to equity upon elimination of price adjustment feature	(620)	1.06	1.09	122%	4.8	2.3%
Fair value of warrants issued	7,399	0.31	0.24	115%	6.0	2.1%
Change in fair value included in statement of operations	(2,229)

Balance at June 30, 2011	$6,333	$0.28	$0.19	117%	5.8	2.1%

The following presents activity of the fair value liability of price adjustable subscription investment units determined by Level 3 inputs (in thousands, except per share data):

		Weighted average as of each measurement date
	Fair value liability for price adjustable subscription investment units (in thousands)	Exercise Price	Stock Price	Volatility	Contractual life in years	Risk free rate
Balance at December 31, 2010	$1,483	$1.33	$1.55	79%	1.2	0.3%
Reclassification to equity upon exercise	(121)	0.44	0.55	86%	0.8	0.2%
Change in fair value included in statement of operations	(1,237)

Balance at June 30, 2011	$125	$0.18	$0.19	101%	0.7	0.2%

Property and equipment — Long-lived assets include property and equipment. These assets are recorded at our original cost and are increased by the cost of any significant improvements after purchase. Property and equipment assets are depreciated evenly over the estimated useful life of the individual assets. Depreciation begins when the asset is ready for its intended use. For tax purposes, accelerated depreciation methods are used as allowed by tax laws.

Business combinations and allocation of purchase consideration — Accounting guidance requires that most assets acquired and liabilities assumed be recognized at their fair values, as determined in accordance with ASC 820, Fair Value Measurements, as of the acquisition date. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. This is an exit price concept for the valuation of the asset or liability. Market participants are assumed to be buyers and sellers in the principal (or the most advantageous) market for the asset or liability. Fair value measurements for an asset assume the highest and best use by these market participants. As a result of these standards, we may be required to value assets at fair value measures that do not reflect our intended use of those assets. Many of these fair value measurements can be highly subjective and it is also possible that other professionals, applying reasonable judgment to the same facts and circumstances, could develop and support a range of alternative estimated amounts.

Accounting guidance requires that the fair value of in-process research and development ("IPR&D") projects acquired in a business combination be recorded on the balance sheet regardless of the likelihood of success as of the acquisition date. Intangible assets related to IPR&D projects are considered to be indefinite-lived until completion or abandonment of the related project. During the period the assets are considered indefinite-lived, they will not be amortized but will be tested for impairment on an annual basis and between annual tests if we become aware of any events occurring or changes in circumstances that would indicate a reduction in the fair value of the projects below their respective carrying amounts. If and when it were determined that identified intangible assets were impaired, an impairment charge would be recorded then. If and when development is complete, which generally occurs if and when regulatory approval to market a product is obtained, the associated assets would be deemed finite-lived and would then be amortized based on their respective estimated useful lives at that date.

Identifiable intangible assets — Intangible assets associated with in-process research and development ("IPR&D") projects acquired in business combinations are not amortized until approval is obtained in a major market, typically either the U.S. or the European Union, or in a series of other countries, subject to certain specified conditions and management judgment. The useful life of an amortizing asset generally is determined by identifying the period in which substantially all of the cash flows are expected to be generated.

Impairment of long-lived assets — We review all of our long-lived assets for impairment indicators throughout the year and we perform detailed testing whenever impairment indicators are present. In addition, we perform detailed impairment testing for indefinite-lived intangible assets at least annually. When necessary, we record charges for impairments. Specifically:

•

For finite-lived intangible assets, such as developed technology rights, and for other long-lived assets, such as property and equipment, we calculate the undiscounted amount of the projected cash flows associated with the asset, or asset group, and compare this estimated amount to the carrying amount. If the carrying amount is found to be greater, we record an impairment loss for the excess of book value over fair value. In addition, in all cases of an impairment review, we re-evaluate the remaining useful lives of the assets and modify them, as appropriate.

•

For indefinite-lived intangible assets, such as IPR&D assets, each year and whenever impairment indicators are present, we determine the fair value of the asset and record an impairment loss for the excess of book value over fair value, if any.

Accrued Restructuring — We ceased using one of our two leased facilities in Bothell, Washington ("the exited facility") in 2008. We recorded an accrued liability for remaining lease termination costs at fair value, based on the remaining payments due under the lease and other costs, reduced by estimated sublease rental income that could be reasonably obtained from the property, and discounted using a credit-adjusted risk-free interest rate. We based our estimated future payments, net of estimated future sublease payments, on current rental rates available in the local real estate market, and our evaluation of the ability to sublease the facility. Accrued restructuring, and in particular those charges associated with exiting a facility, are based upon management's assumptions and estimates which are subject to changes in facts and circumstances. These estimates significantly impact the accrual and actual results may differ from our estimates. We review these estimates at least quarterly and when there are changes in facts or circumstances, and adjust our accrual if necessary. For a further discussion of our restructuring charges, see Note 4 — Accrued Restructuring.

Net Loss Per Common Share — Basic and diluted net loss per common share is computed by dividing the net loss by the weighted average number of common shares outstanding during the period. Diluted net loss per share excludes the effect of common stock equivalents (stock options, unvested restricted stock, warrants and subscription investment units) since such inclusion in the computation would be anti-dilutive. The following numbers of shares have been excluded for periods ended June 30:

	2010	2011
Stock options outstanding	2,035,252	2,569,636
Unvested restricted stock	2,865	—
Warrants	3,557,447	49,585,047
Subscription investment units	—	1,848,550

Total	5,595,564	54,003,233

Note 1 — Business, Going Concern and Summary of Significant Accounting Policies

Business

We are a biotechnology company focused on the discovery, development and commercialization of oligonucleotide therapies based on gene silencing approaches such as RNA interference (RNAi) and blocking messenger RNA (mRNA) transcription. Our goal is to improve human health through the development of these nucleic acid-based therapeutics as well as the drug delivery technologies that together provide superior treatment options for patients. We have multiple proprietary technologies integrated into a broad oligonucleotide-based drug discovery platform, with the capability to deliver these novel therapeutics via systemic, local and oral administration to target a wide range of human diseases based on the unique characteristics of the cells and organs involved in each disease.

Our pipeline includes a clinical program in Familial Adenomatous Polyposis (FAP) and two preclinical programs in malignant ascites and bladder cancer, respectively. In February 2011, we entered an exclusive agreement with Debiopharm Group for the development and commercialization of the bladder cancer program.

Our team of approximately 30 scientists brings expertise in molecular and cellular biology, microbiology, oligonucleotide, nucleoside, lipid, peptide and alkylated amino acid chemistry, pharmacology, bioinformatics, pre-clinical and clinical development, regulatory affairs and quality control, in addition to an experienced pharmaceutical management team.

In addition to our own, internally developed technologies, we strategically in-license and further develop nucleic acid- and delivery-related technologies, forming an integrated drug discovery platform. We are currently employing our platform for the discovery of multiple nucleic-based therapeutics including RNAi-, microRNA- and single stranded oligonucleotide-based drugs.

Our business strategy is two-fold. First, we strive to establish collaborations and strategic partnerships with pharmaceutical and biotechnology companies in the area of nucleic acid-based therapeutics to: (1) generate revenue and non-dilutive financing; (2) gain access to technical resources; and (3) further validate our drug discovery platforms. Secondly, we expect to advance our own pipeline of nucleic acid-based therapeutics as a foundation upon which to improve all aspects of our drug discovery platform and to have the opportunity to commercialize drug therapies. In terms of collaborations and strategic partnerships, the Debiopharm Group is fully funding the development of the bladder cancer program using our proprietary DiLA[2] delivery technology for local administration which includes the potential for significant milestones, and ProNAi Therapeutics, a licensee of certain of our technology, is funding their Phase 1 clinical trial using our proprietary SMARTICLES® delivery technology for systemic administration, which does not provide any financial benefit to us but continues to validate and advance our SMARTICLES® delivery technology. With these relationships financing the advancement of several of our small interfering RNA (siRNA) proprietary delivery technologies, we are focusing resources on the Phase 1b/2a clinical trial of CEQ508 in Familial Adenomatous Polyposis (FAP) as well as the development of our Conformationally Restricted Nucleotide technology (CRN) for the development of single-stranded oligonucleotide therapies.

In 2010 we entered into five early collaborative efforts (a sixth had been initiated in 2009) with major pharmaceutical companies and a biotechnology company to evaluate our DiLA[2] and SMARTICLES delivery technologies for local and systemic delivery of siRNA. Four of the six efforts continued into 2011, and our goal continues to be the establishment of a strategic partnership with at least one of these companies in 2011. We expect to structure certain of our collaborative agreements to receive upfront non-refundable payments, research and development funding, milestone payments and royalties on commercial sales of products.

With respect to collaborations and strategic partnerships our concept is to provide multiple therapeutic options based on a partner's target and indication. We can apply our broad capabilities to pursue the most appropriate nucleic acid therapeutic approach to a specific, often undruggable, target for a specific indication. Each approach, i.e. RNAi, microRNA or single-strand oligonucleotide, has its advantages and disadvantages and we can utilize our broad capabilities to screen across multiple modalities to identify the most effective therapeutic. We believe this capability makes us extremely unique in the sector.

In 2010, we acquired Cequent Pharmaceuticals, Inc. and its TransKingdom RNA™ interference (tkRNAi) platform and FAP clinical program, the intellectual property related to CRN technology from Valeant Pharmaceuticals and the intellectual property related to SMARTICLES from Novosom. Additionally, we licensed one of our nasal legacy assets, carbetocin, to Cypress Biosciences.

In order to protect our innovations, which encompass a broad platform of both nucleic acid constructs and delivery technologies, as well as the drug products that may emerge from that platform; we aggressively continue to build upon our extensive and enabling intellectual property ("IP") estate.

We believe we have established ourselves as a leading nucleic acid-based therapeutics company by leveraging our broad and proven expertise to create an industry-leading integrated nucleic acid-based drug discovery platform, which is protected by a strong IP position and validated through licensing agreements with two large international pharmaceutical companies, our FAP phase 1b/2a clinical trial, the bladder cancer research and license agreement with Debiopharm Group and the phase 1 ProNAi trial using our SMARTICLES delivery technology.

Change of Corporate Name

On July 21, 2010, in connection with the closing of the merger with Cequent, we filed a Certificate of Amendment to our Restated Certificate of Incorporation with the Secretary of State of the State of Delaware to change the name of our company from "MDRNA, Inc." to "Marina Biotech, Inc."

Reverse Split of Common Stock

On July 21, 2010, we filed a Certificate of Amendment of our Restated Certificate of Incorporation to effect a one-for-four reverse split of our issued and outstanding shares of common stock effective as of 4:30 p.m. Eastern Time on Wednesday, July 21, 2010. The common stock commenced trading on the NASDAQ Global Market on a split-adjusted basis as of the opening of trading on Thursday, July 22, 2010. Following the reverse split, the total number of shares outstanding was proportionately reduced in accordance with the reverse split. Further, any outstanding options, warrants and rights as of the effective date that are subject to adjustment were adjusted accordingly.

There was no change to the number of authorized shares of our common stock as a result of the reverse stock split. Any fraction of a share of common stock that would otherwise have resulted from the reverse split was converted into the right to receive cash payment from us for such fractional shares, in an amount to be determined by multiplying (x) the fractional amount of the share of common stock by (y)  $2.9824 (i.e., an amount equal to four times the per share closing price of the common stock (on a post-split basis) on the NASDAQ Global Market on July 21, 2010).

Liquidity and Going Concern

The accompanying consolidated financial statements have been prepared on the basis that we will continue as a going concern, which contemplates realization of assets and the satisfaction of liabilities in the normal course of business. As of December 31, 2010, we had an accumulated deficit of approximately  $290.8 million and expect to incur losses in the future as we continue our research and development ("R&D") activities. In 2008, we suspended all research and clinical development of our intranasal programs and, as of September 30, 2008, incurred a restructuring charge to exit a facility which was used primarily for our intranasal activities. As of September 30, 2008, our accumulated deficit, which was primarily related to clinical development of our intranasal programs, was approximately  $241.8 million. Our operating expenses, primarily R&D in connection with the further development of our RNAi programs, will consume the majority of our cash resources and will require additional funding. We have funded our losses primarily through the sale of common stock and warrants in the public markets and private placements, revenue provided by our collaboration partners, and, to a lesser extent, equipment financing facilities and loans.

At December 31, 2010, we had a working capital deficit (current assets less current liabilities) of approximately  $3.3 million and approximately  $2.1 million in cash, including approximately  $1.0 million in restricted cash. In February 2011 we raised net proceeds of approximately  $4.7 million in an underwritten public offering of 6,375,000 shares of common stock and warrants to purchase up to 1,113,075 shares of common stock using a universal shelf registration statement that was declared effective by the SEC in September 2010. The universal shelf registration statement registered the issuance of up to  $50 million of our securities. We believe that our current resources will be sufficient to fund our planned operations into the second quarter of 2011.

We plan to continue to work with large pharmaceutical companies regarding research and development collaboration agreements or investments, and to pursue public and private sources of financing to raise cash. However, there can be no assurance that we will be successful in such endeavors. The market value and the volatility of our stock price, as well as general market conditions, could make it difficult for us to complete a financing transaction on favorable terms, or at all. Any financing we obtain may further dilute the ownership interest of our current stockholders, or provide new stockholders with superior rights than those possessed by our current stockholders. If we are unable to obtain additional capital when required, and in the amounts required, we may be forced to modify, delay or abandon some or all of our programs. These factors, among others, raise substantial doubt about our ability to continue as a going concern. The accompanying consolidated financial statements do not include any adjustments that may result from the outcome of this uncertainty.

Summary of Significant Accounting Policies

Principles of Consolidation — The financial statements include the accounts of Marina Biotech, Inc. and our wholly-owned subsidiaries, Cequent Pharmaceuticals, Inc., Atossa HealthCare, Inc. ("Atossa") and MDRNA Research, Inc. All inter-company balances and transactions have been eliminated in consolidation.

Use of Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires our management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, and reported amounts of revenues and expenses during the reporting periods. Estimates having relatively higher significance include revenue recognition, research and development costs, stock-based compensation, valuation of warrants and subscription investment units, valuation and estimated lives of identifiable intangible assets, impairment of long-lived assets, estimated accrued restructuring charges and income taxes. Actual results could differ from those estimates.

Restricted Cash — Amounts pledged as collateral underlying letters of credit for facility lease deposits are classified as restricted cash. Changes in restricted cash have been presented as investing activities in the consolidated statements of cash flows.

Fair Value of Financial Instruments — We consider the fair value of cash, restricted cash, accounts receivable, accounts payable and accrued liabilities to not be materially different from their carrying value. These financial instruments have short-term maturities. The carrying value of notes payable approximated fair value as interest rates represented current market rates.

We follow authoritative guidance with respect to fair value reporting issued by the Financial Accounting Standards Board ("FASB"), for financial assets and liabilities, which defines fair value, provides guidance for measuring fair value and requires certain disclosures. The guidance does not apply to measurements related to share-based payments. The guidance discusses valuation techniques, such as the market approach (comparable market prices), the income approach (present value of future income or cash flow), and the cost approach (cost to replace the service capacity of an asset or replacement cost). The guidance establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The following is a brief description of those three levels:

Level 1: Observable inputs such as quoted prices (unadjusted) in active markets for identical assets or liabilities.

Level 2: Inputs other than quoted prices that are observable for the asset or liability, either directly or indirectly. These include quoted prices for similar assets or liabilities in active markets and quoted prices for identical or similar assets or liabilities in markets that are not active.

Level 3: Unobservable inputs in which little or no market data exists, therefore developed using estimates and assumptions developed by us, which reflect those that a market participant would use.

All of our financial assets, which consist of cash and restricted cash, are subject to fair value measurement are valued determined by Level 1 inputs. We currently measure and report at fair value our accrued restructuring liability using discounted estimated cash flows, and the liability for price adjustable warrants and subscription investment units using the Black-Scholes-Merton valuation model, using Level 3 inputs. The following tables summarize our liabilities measured at fair value on a recurring basis as of December 31, 2009 and 2010 (in thousands):

	Balance at December 31, 2009	Level 1 Quoted prices in active markets for identical assets	Level 2 Significant other observable inputs	Level 3 Significant unobservable inputs
Liabilities:
Accrued restructuring	$706	—	—	$706
Fair value liability for price adjustable warrants	7,243	—	—	7,243

Total liabilities at fair value	$7,949	—	—	$7,949

	Balance at December 31, 2010	Level 1 Quoted prices in active markets for identical assets	Level 2 Significant other observable inputs	Level 3 Significant unobservable inputs
Liabilities:
Accrued restructuring	$460	—	—	$460
Fair value liability for price adjustable warrants	1,783	—	—	1,783
Fair value liability for price adjustable subscription investment units	1,483	—	—	1,483

Total liabilities at fair value	$3,726	—	—	$3,726

The following presents activity in our accrued restructuring liability determined by Level 3 inputs for each of the years ended December 31, 2009 and 2010 (in thousands):

	Employee Severance and Termination Benefits	Facility Related Charges	Total
Balance, January 1, 2009	$349	$2,351	$2,700
Accruals	—	144	144
Payments in cash and other decreases	(349)	(1,543)	(1,892)
Payments in common stock	—	(420)	(420)
Accretion	—	174	174

Balance, December 31, 2009	—	706	706
Accruals	—	3,407	3,407
Payments in cash and other decreases	—	(445)	(445)
Payments in common stock	—	(3,343)	(3,343)
Accretion	—	135	135

Balance, December 31, 2010	$—	$460	$460

The following presents activity of the fair value liability of price adjustable warrants determined by Level 3 inputs for each of the years ended December 31, 2009 and 2010 (in thousands, except share data):

	Fair value liability for price adjustable	Weighted average as of each measurement date
	warrants (in thousands)	Exercise Price	Stock Price	Volatility	Contractual life in years	Risk free rate
Balance at January 1, 2009	$886	$9.32	$1.36	172%	5.2	1.6%
Reclassification upon exercise of warrants	(109)	9.52	10.80	117%	4.4	2.7%
Fair value of warrants issued	8,992	8.60	7.04	114%	5.4	2.8%
Change in fair value included in statement of operations	(2,526)	—	—	—	—	—

Balance at December 31, 2009	7,243	6.16	3.24	116%	5.3	2.8%
Reclassification upon exercise of warrants	(2,878)	4.08	5.55	111%	4.9	2.6%
Fair value of warrants issued	6,759	3.40	4.05	119%	5.0	1.9%
Reclassification to equity upon elimination of price adjustment feature	(4,459)	6.18	2.49	123%	4.6	1.3%
Fair value of warrants terminated upon Cequent acquisition	(995)	4.60	2.98	122%	4.9	1.7%
Fair value of warrants assumed in Cequent acquisition	28	1.75	2.98	102%	8.2	2.6%
Change in fair value included in statement of operations	(3,915)	—	—	—	—	—

Balance at December 31, 2010	$1,783	$1.43	$1.55	127%	4.4	1.8%

The following presents activity of the fair value liability of price adjustable subscription investment units determined by Level 3 inputs (in thousands):

	Fair value liability for price adjustable subscription	Weighted average as of each measurement date
	investment units (in thousands)	Exercise Price	Stock Price	Volatility	Contractual life in years	Risk free rate
Balance at December 31, 2009	$—	$—	$—	—	—	—
Fair value of subscription investment units issued	1,928	$1.86	$2.03	81%	1.3	0.2%
Change in fair value included in statement of operations	(445)	—	—	—	—	—

Balance at December 31, 2010	$1,483	$1.33	$1.55	79%	1.2	0.3%

Property and Equipment — Long-lived assets include property and equipment. These assets are recorded at our original cost and are increased by the cost of any significant improvements after purchase. Property and equipment assets are depreciated evenly over the estimated useful life of the individual assets. Depreciation begins when the asset is ready for its intended use. For tax purposes, accelerated depreciation methods are used as allowed by tax laws.

Identifiable intangible assets — Intangible assets associated with in-process research and development ("IPR&D") projects acquired in business combinations are not amortized until approval is obtained in a major market, typically either the U.S. or the European Union (EU), or in a series of other countries, subject to certain specified conditions and management judgment. The useful life of an amortizing asset generally is determined by identifying the period in which substantially all of the cash flows are expected to be generated.

Impairment of long-lived assets — We review all of our long-lived assets for impairment indicators throughout the year and we perform detailed testing whenever impairment indicators are present. In addition, we perform detailed impairment testing for indefinite-lived intangible assets at least annually. When necessary, we record charges for impairments. Specifically:

•

For finite-lived intangible assets, such as developed technology rights, and for other long-lived assets, such as property and equipment, we calculate the undiscounted amount of the projected cash flows associated with the asset, or asset group, and compare this estimated amount to the carrying amount. If the carrying amount is found to be greater, we record an impairment loss for the excess of book value over fair value. In addition, in all cases of an impairment review, we re-evaluate the remaining useful lives of the assets and modify them, as appropriate.

•

For indefinite-lived intangible assets, such as IPR&D assets, each year and whenever impairment indicators are present, we determine the fair value of the asset and record an impairment loss for the excess of book value over fair value, if any.

Accrued Restructuring — We ceased using one of our two leased facilities in Bothell, Washington ("the exited facility") in 2008. We recorded an accrued liability for remaining lease termination costs at fair value, based on the remaining payments due under the lease and other costs, reduced by estimated sublease rental income that could be reasonably obtained from the property, and discounted using a credit-adjusted risk-free interest rate. We based our estimated future payments, net of estimated future sublease payments, on current rental rates available in the local real estate market, and our evaluation of the ability to sublease the facility. Accrued restructuring, and in particular those charges associated with exiting a facility, are based upon management's assumptions and estimates which are subject to changes in facts and circumstances. These estimates significantly impact the accrual and actual results may differ from our estimates. We review these estimates at least quarterly and when there are changes in facts or circumstances, and adjust our accrual if necessary. For a further discussion of our restructuring charges, see Note 4 — Accrued Restructuring.

Concentration of Credit Risk and Significant Customers — We operate in an industry that is highly regulated, competitive and rapidly changing and involves numerous risks and uncertainties. Significant technological and/or regulatory changes, the emergence of competitive products and other factors could negatively impact our consolidated financial position or results of operations.

We have been dependent on our collaborative and license agreements with a limited number of third parties for a substantial portion of our revenue, and our discovery and development activities may be delayed or reduced if we do not maintain successful collaborative arrangements. We had revenue from customers, as a percentage of total revenue, as follows:

	Years Ended December 31,
	2009	2010
Par Pharmaceuticals	2%	47%
Cypress Bioscience	—	31%
Astra Zeneca	—	3%
Pfizer	—	2%
Undisclosed partner #1	—	4%
Undisclosed partner #2	—	1%
Novartis	51%	—
Roche	34%	—

	Years Ended December 31,
	2009	2010
Amylin	7%	—
Other	6%	12%

Total	100%	100%

Revenue Recognition — Revenue is recognized when there is persuasive evidence that an arrangement exists, delivery has occurred, collectability is reasonably assured, and fees are fixed or determinable. Deferred revenue expected to be recognized within the next 12 months is classified as current. Substantially all of our revenues are generated from research and development collaborations and licensing arrangements with partners that may involve multiple deliverables. For multiple-deliverable arrangements, judgment is required to evaluate, whether (a) an arrangement involving multiple deliverables contains more than one unit of accounting, and (b) how the arrangement consideration should be measured and allocated to the separate units of accounting in the arrangement. Our research and development collaborations may include upfront non-refundable payments, development milestone payments, R&D funding, patent-based or product sale royalties, and product sales. In addition, we may receive revenues from licensing arrangements. For each separate unit of accounting, we have determined that the delivered item has value to the customer on a stand-alone basis, we have objective and reliable evidence of fair value using available internal evidence for the undelivered item(s) and our arrangements generally do not contain a general right of return relative to the delivered item. We have not had multiple-deliverable arrangements of significance during 2010, and all such prior arrangements were complete or terminated in 2009.

Revenue from research and development collaborations is recorded when earned based on the specific terms of the contracts. Upfront non-refundable payments, where we are not providing any continuing services as in the case of a license to our IP, are recognized when delivery of the license has occurred. Upfront nonrefundable payments, where we are providing continuing services related to a research and development effort, are deferred and recognized as revenue over the collaboration period. The ability to estimate the total research and development effort and costs can vary significantly for each contract due to the inherent complexities and uncertainties of drug research and development. The estimated period of time over which we recognize certain revenues is based upon structured detailed project plans completed by our project managers, who meet with scientists and collaborative counterparts on a regular basis and schedule the key project activities and resources including headcount, facilities and equipment and budgets. These periods generally end on projected milestone dates typically associated with the stages of drug development, i.e. filing of an IND, initiation of a Phase 1 human clinical trial or filing of an NDA. We typically do not disclose the specific project planning details of a research and development collaboration for competitive reasons and due to confidentiality clauses in our contracts. As drug candidates and drug compounds move through the research and development process, it is necessary to revise these estimates to consider changes to the project plan, portions of which may be outside of our control. The impact on revenue of changes in our estimates and the timing thereof is recognized prospectively over the remaining estimated development period.

Milestone payments typically represent nonrefundable payments to be received in conjunction with the achievement of a specific event identified in the contract, such as initiation or completion of specified development activities or specific regulatory actions such as the filing of an IND. We believe a milestone payment represents the culmination of a distinct earnings process when it is not associated with ongoing research, development or other performance on our part and it is substantive in nature. We recognize such milestone payments as revenue when they become due and collection is reasonably assured.

Revenue from R&D funding is generally received for services performed under research and development collaboration agreements and is recognized as services are performed. Payments received in excess of amounts earned are recorded as deferred revenue. Reimbursements received for direct out-of-pocket expenses related to contract R&D costs are recorded as revenue in the consolidated statements of operations rather than as a reduction in expenses.

Royalty and earn-out payment revenue is generally recognized upon product sale by the licensee as reported by the licensee.

Research and Development Costs — All research and development ("R&D") costs are charged to operations as incurred. Our R&D expenses consist of costs incurred for internal and external R&D. These costs include direct and research-related overhead expenses. We recognize clinical trial expenses, which are included in research and development expenses, based on a variety of factors, including actual and estimated labor hours, clinical site initiation activities, patient enrollment rates, estimates of external costs and other activity-based factors. We believe that this method best approximates the efforts expended on a clinical trial with the expenses recorded. We adjust our rate of clinical expense recognition if actual results differ from our estimates. As clinical trial activities continue, it is necessary to revise these estimates to consider changes such as changes in the clinical development plan, regulatory requirements, or various other factors, many of which may be outside of our control. The impact of changes in our estimates of clinical trial expenses and the timing thereof, is recognized prospectively over the remaining estimated clinical trial period. The ability to estimate total clinical trial costs can vary significantly due to the inherent complexities and uncertainties of drug development.

Stock-Based Compensation — We use the Black-Scholes-Merton option pricing model as our method of valuation for stock-based awards. Stock-based compensation expense is based on the value of the portion of the stock-based award that will vest during the period, adjusted for expected forfeitures. The estimation of stock-based awards that will ultimately vest requires judgment, and to the extent actual or updated results differ from our current estimates, such amounts will be recorded in the period the estimates are revised. The Black-Scholes-Merton option pricing model requires the input of highly subjective assumptions, and other reasonable assumptions could provide differing results. Our determination of the fair value of stock-based awards on the date of grant using an option pricing model is affected by our stock price as well as assumptions regarding a number of highly complex and subjective variables. These variables include, but are not limited to, the expected life of the award and expected stock price volatility over the term of the award. Stock-based compensation expense is recognized on a straight-line basis over the applicable vesting periods of one to five years based on the fair value of such stock-based awards on the grant date.

Net Loss per Common Share — Basic and diluted net loss per common share is computed by dividing the net loss by the weighted average number of common shares outstanding during the period. Diluted loss per share excludes the effect of common stock equivalents (stock options, unvested restricted stock, warrants and subscription investment units) since such inclusion in the computation would be anti-dilutive. The following numbers of shares have been excluded:

	Years Ended December 31,
	2009	2010
Stock options outstanding	2,107,502	2,641,059
Unvested restricted stock	5,504	935
Warrants	2,886,980	3,830,201
Subscription investment units	—	2,423,550

Total	4,999,986	8,895,745

Operating leases — We lease our facilities under operating leases. Our lease agreements may contain tenant improvement allowances, rent holidays, lease premiums, and lease escalation clauses. For purposes of recognizing incentives, premiums and minimum rental expenses on a straight-line basis over the terms of the leases, we use the date of initial possession to begin amortization, which is generally when we enter the space and begin to make improvements in preparation of intended use. For tenant improvement allowances and rent holidays, we record a deferred rent liability on the consolidated balance sheets and amortize the deferred rent over the terms of the leases as reductions to rent expense on the consolidated statements of operations. For scheduled rent escalation clauses over the course of the lease term or for rental payments commencing at a date other than the date of initial occupancy, we record rental expense on a straight-line basis over the terms of the leases in the consolidated statements of operations.

Income Taxes — Income taxes are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of assets and liabilities and their respective tax bases and operating loss and tax credit carry-forwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. Tax benefits in excess of stock-based compensation expense recorded for financial reporting purposes relating to stock-based awards will be credited to additional paid-in capital in the period the related tax deductions are realized. Our policy for recording interest and penalties associated with audits is to record such items as a component of income (loss) before taxes.

We assess the likelihood that our deferred tax assets will be recovered from existing deferred tax liabilities or future taxable income. Factors we considered in making such an assessment include, but are not limited to, estimated utilization limitations of operating loss and tax credit carryforwards, expected reversals of deferred tax liabilities, past performance, including our history of operating results, our recent history of generating taxable income, our history of recovering net operating loss carryforwards for tax purposes and our expectation of future taxable income. We recognize a valuation allowance to reduce such deferred tax assets to amounts that are more likely than not to be ultimately realized. To the extent that we establish a valuation allowance or change this allowance, we would recognize a tax provision or benefit in the consolidated statements of operations. We use our judgment to determine estimates associated with the calculation of our provision or benefit for income taxes, and in our evaluation of the need for a valuation allowance recorded against our net deferred tax assets.

Recent Accounting Pronouncements — In March 2010, the FASB ratified the final consensus that offers an alternative method of revenue recognition for milestone payments. The guidance states that an entity can make an accounting policy election to recognize a payment that is contingent upon the achievement of a substantive milestone in its entirety in the period in which the milestone is achieved. The guidance will be effective for fiscal years, and interim periods within those years, beginning on or after June 15, 2010 with early adoption permitted, provided that the revised guidance is applied retrospectively to the beginning of the year of adoption. We have determined that the adoption of this guidance will not have a material effect on our consolidated financial statements.

In September 2009, the FASB revised the authoritative guidance for revenue arrangements with multiple deliverables. The guidance addresses how to determine whether an arrangement involving multiple deliverables contains more than one unit of accounting and how the arrangement consideration should be allocated among the separate units of accounting. The guidance will be effective beginning January 1, 2011 with early adoption permitted. We have determined that the adoption of this guidance will not have a material effect on our consolidated financial statements.

Acquisition Of Cequent Pharmaceuticals, Inc.	6 Months Ended	12 Months Ended
	Jun. 30, 2011	Dec. 31, 2010
Acquisition Of Cequent Pharmaceuticals, Inc. [Abstract]
Acquisition Of Cequent Pharmaceuticals, Inc.

Note 2 — Acquisition of Cequent Pharmaceuticals, Inc.

On July 21, 2010, we acquired Cequent Pharmaceuticals, Inc. ("Cequent"), a privately-held company engaged in development of novel products to deliver RNAi-based therapeutics. We completed the transaction by issuance of 9,882,853 shares of our common stock in exchange for all outstanding equity securities of Cequent. Of the total shares issued, 1,110,440 were considered issued in exchange for the termination of the amounts loaned, including accrued interest, to us by Cequent and the termination of warrants issued by us to Cequent under the Loan Agreement and Warrant Agreement. We also assumed all of the stock options of Cequent outstanding as of the acquisition date.

Cequent is now our wholly-owned subsidiary. The merger was accounted for as a business combination utilizing the acquisition method of accounting. Under the acquisition method, the assets acquired and liabilities assumed were added to ours and recorded as of the acquisition date, at their respective fair values. Our financial statements and reported results of operations issued after the merger reflect these values, but have not been retroactively restated to reflect the historical financial position or results of operations of Cequent. The results of operations of Cequent since July 21, 2010 have been included in our consolidated statements of operations.

As of June 30, 2011, acquisition accounting is preliminary as our management has not yet obtained all of the information that it has arranged to obtain and that is known to be available. We are still in process of obtaining additional information needed to finalize matters pertaining to income taxes. The income tax matters include obtaining the Cequent pre-acquisition 2010 tax return. As of June 30, 2011 a valuation allowance has been recorded in purchase accounting against all acquired deferred tax assets not otherwise offset by deferred tax liabilities.

Consideration transferred — Consideration transferred attributable to the acquisition of Cequent was approximately  $27.0 million. Consideration transferred is comprised of approximately  $26.1 million relating to shares we issued, which were valued at the acquisition date closing market price of  $2.98 per share, and approximately  $0.9 million relating to Cequent stock options we assumed.

In connection with the merger and pursuant to the terms of a separate Loan Agreement, our notes payable to Cequent in the aggregate principal amount of  $3.0 million and accrued interest of approximately  $45,000 were settled and warrants to purchase our common stock held by Cequent terminated. A portion of consideration transferred totaling approximately  $3.3 million is deemed attributable to repayment of these notes payable and termination of warrants.

The following summarizes the allocation of assets acquired and liabilities assumed at July 21, 2010 (in thousands):

Cash	$5,063
Prepaid and other assets	566
Property and equipment	302
Intangible assets—IPR&D	22,734
Accounts payable and accrued liabilities	(437)
Deferred tax liabilities, net	(1,202)

Total consideration transferred	$27,026

Identifiable intangible assets — A substantial portion of the assets acquired have been allocated to identifiable intangible assets related to in-process research and development projects identified by management. Our management has estimated acquisition-date fair values of these intangible assets based on a number of factors. Utilizing the income approach, a discounted cash flow model using forecasted operating results related to the identified intangible assets, fair value was  $19.3 million for Familial Adenomatous Polyposis and  $3.4 million for Transkingdom RNAi, a total of  $22.7 million.

We estimated the fair value of these intangible assets using a present value discount rate of 23%, which was based on the estimated weighted-average cost of capital for companies with profiles substantially similar to ours. We compensated for the differing phases of development of each project by probability-adjusting our estimation of the expected future cash flows associated with each project. We then determined the present value of the expected future cash flows using the discount rate. The projected cash flows from the projects were based on key assumptions such as estimates of revenues and operating profits related to the projects considering their stages of development; the time and resources needed to complete development and receive approval; the life of the potential commercialized products and associated risks, including the inherent difficulties and uncertainties in development such as obtaining marketing approval from the U.S. Food and Drug Administration and other regulatory agencies; and risks related to the viability of and potential alternative treatments in any future target markets.

Deferred Taxes — The merger was structured as non-taxable. Acquired deferred tax assets were comprised of approximately  $7.0 million for federal and state net operating loss carryforwards and  $1.1 million for tax credit carryforwards. The tax basis for acquired intangible assets of  $22.7 million is nil, which results in recording a deferred tax liability of approximately  $8.0 million as there will be no tax deduction when the book basis is expensed and the deferred tax liability is reduced. Our management has determined that it is more likely than not that a substantial portion of acquired net operating loss and tax credit carryforwards will be realized prior to expiration through reversal of deferred tax liabilities during years of expected financial reporting expense for the acquired intangible assets, and accordingly approximately  $6.8 million of deferred tax liabilities support the realization of acquired deferred tax assets. A valuation allowance of approximately  $1.2 million was recorded related to the remainder of the acquired deferred tax assets.

Pro Forma Information (unaudited) — The following unaudited pro forma information presents the combined revenues and net loss of Marina Biotech and Cequent for the three and six months ended June 30, 2010 as if the acquisition of Cequent had occurred as of the beginning of 2010. This pro forma information does not include any adjustments related to restructuring or one-time charges, potential profit improvements, potential cost savings or other costs which may result from combining the operations. Accordingly, these unaudited pro forma revenues and net loss are presented for illustrative purposes and are not intended to represent or be indicative of the actual results of operations of the combined company that would have been achieved had the acquisition occurred as of the beginning of the periods presented nor are they intended to represent or be indicative of future results of operations. The unaudited pro forma results of operations information is as follows (in thousands):

	Three months ended June 30, 2010	Six months ended June 30, 2010
Revenue	$341	$669

Net loss	$(6,354)	$(16,755)

Note 2 — Acquisition of Cequent Pharmaceuticals, Inc.

On July 21, 2010, the acquisition date, we acquired Cequent Pharmaceuticals, Inc. ("Cequent"), a privately-held company engaged in development of novel products to deliver RNAi-based therapeutics. We completed the transaction pursuant to terms and conditions of an Agreement and Plan of Merger, dated as of March 31, 2010, by and among our company, Calais Acquisition Corp., our wholly-owned subsidiary ("Merger-sub"), Cequent and a representative of the stockholders of Cequent (the "Merger Agreement") by issuance of 9,882,853 shares of our common stock in exchange for all outstanding equity securities of Cequent. Of the total shares issued, 1,110,440 of these shares were considered issued in exchange for the termination of the amounts loaned, including accrued interest, to us by Cequent and the warrants issued by us to Cequent under the Loan Agreement and Warrant Agreement. We also assumed all of the stock options of Cequent outstanding as of the acquisition date.

On the acquisition date, Merger-sub merged with and into Cequent, and Cequent is now our wholly-owned subsidiary. The merger was accounted for as a business combination utilizing the acquisition method of accounting. Under the acquisition method, the assets acquired and liabilities assumed were added to ours and recorded as of the acquisition date, at their respective fair values. Our financial statements and reported results of operations issued after the merger reflect these values, but have not been retroactively restated to reflect the historical financial position or results of operations of Cequent. The results of operations of Cequent since July 21, 2010 have been included in our Consolidated Statements of Operations for the year ended December 31, 2010.

As of December 31, 2010, acquisition accounting is preliminary as our management has not yet obtained all of the information that it has arranged to obtain and that is known to be available. We are still in process of obtaining additional information needed to finalize matters pertaining to income taxes. The income tax matters include obtaining the Cequent pre-acquisition 2010 tax return. As of December 31, 2010 a valuation allowance has been recorded in purchase accounting against all acquired deferred tax assets not otherwise offset by deferred tax liabilities.

Based upon the outstanding shares of our common stock and assuming exercise of all of our outstanding exercisable and non-exercisable warrants and stock options, and assuming the exercise or conversion of all of Cequent's exercisable and non-exercisable warrants, stock options and preferred stock, immediately following the completion of the merger, our security holders owned approximately 62% of the combined company's common stock and Cequent security holders owned approximately 38%. In addition to considering these relative security holdings, management also considered the composition of the Board of Directors, the structure and members of the executive management team, the size of the combining entities and the terms of the exchange of equity interests in determining the accounting acquirer. Based on the weight of these factors, it was concluded that Marina Biotech was the accounting acquirer.

Consideration transferred — Consideration transferred attributable to the acquisition of Cequent was approximately  $27.0 million. Consideration transferred is comprised of approximately  $26.1 million relating to shares we issued, which were valued at the acquisition date closing market price of  $2.98 per share, and approximately  $0.9 million relating to Cequent stock options we assumed. The fair value of stock options assumed was calculated using a Black-Scholes-Merton valuation model with the following assumptions: market price of  $2.98 per share, volatility of 120%, expected term of 5 years; risk-free interest rate of 1.7% and no dividend yield. We included the fair value of vested stock options assumed of approximately  $0.9 million in the consideration transferred. The estimated fair value of unvested stock options we assumed of approximately  $0.3 million was not included in the consideration transferred and will be recognized as stock-based compensation expense over the remaining future vesting period of the stock options.

As further described in Note 5 — Notes Payable, in connection with the merger and pursuant to the terms of a separate Loan Agreement, our notes payable to Cequent in the aggregate principal amount of  $3.0 million and accrued interest of approximately  $45,000 were settled and warrants to purchase our common stock held by Cequent terminated. A portion of consideration transferred totaling approximately  $3.3 million is deemed attributable to repayment of these notes payable and termination of warrants.

Allocation of purchase consideration — Accounting guidance requires that most assets acquired and liabilities assumed be recognized at their fair values, as determined in accordance with ASC 820, Fair Value Measurements, as of the acquisition date. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. This is an exit price concept for the valuation of the asset or liability. Market participants are assumed to be buyers and sellers in the principal (or the most advantageous) market for the asset or liability. Fair value measurements for an asset assume the highest and best use by these market participants. As a result of these standards, we may be required to value assets at fair value measures that do not reflect our intended use of those assets. Many of these fair value measurements can be highly subjective and it is also possible that other professionals, applying reasonable judgment to the same facts and circumstances, could develop and support a range of alternative estimated amounts.

The following summarizes the allocation of assets acquired and liabilities assumed at July 21, 2010 (in thousands):

Cash and cash equivalents	$5,063
Prepaid and other assets	566
Property and equipment	302
Intangible assets—IPR&D	22,734
Accounts payable and accrued liabilities	(437)
Deferred tax liabilities, net	(1,202)

Total consideration transferred	$27,026

Tangible assets — Tangible assets acquired include cash, property and equipment, and prepaid expenses and other assets. Cequent property and equipment is comprised primarily of lab and office equipment. Our management has determined that the fair value reasonably approximates the Cequent net book value.

Identifiable intangible assets — A substantial portion of the assets acquired have been allocated to identifiable intangible assets related to in-process research and development ("IPR&D") projects identified by management. Our management has estimated acquisition-date fair values of these intangible assets. These identified intangible assets have been valued based on a number of factors. Utilizing the income approach, a discounted cash flow model using forecasted operating results related to the identified intangible assets, fair value was  $19.3 million for Familial Adenomatous Polyposis and  $3.4 million for Transkingdom RNAI, a total of  $22.7 million.

We estimated the fair value of these intangible assets using a present value discount rate of 23%, which was based on the estimated weighted-average cost of capital for companies with profiles substantially similar to ours. We compensated for the differing phases of development of each project by probability-adjusting our estimation of the expected future cash flows associated with each project. We then determined the present value of the expected future cash flows using the discount rate. The projected cash flows from the projects were based on key assumptions such as estimates of revenues and operating profits related to the projects considering their stages of development; the time and resources needed to complete development and receive approval; the life of the potential commercialized products and associated risks, including the inherent difficulties and uncertainties in development such as obtaining marketing approval from the U.S. Food and Drug Administration and other regulatory agencies; and risks related to the viability of and potential alternative treatments in any future target markets.

Accounting guidance requires that the fair value of IPR&D acquired in a business combination be recorded on the balance sheet regardless of the likelihood of success as of the acquisition date. Intangible assets related to IPR&D projects are considered to be indefinite-lived until completion or abandonment of the related project. During the period the assets are considered indefinite-lived, they will not be amortized but will be tested for impairment on an annual basis and between annual tests if we become aware of any events occurring or changes in circumstances that would indicate a reduction in the fair value of the projects below their respective carrying amounts. If and when it were determined that identified intangible assets were impaired, an impairment charge would be recorded then. If and when development is complete, which generally occurs if and when regulatory approval to market a product is obtained, the associated assets would be deemed finite-lived and would then be amortized based on their respective estimated useful lives at that date.

Liabilities assumed — Cequent liabilities at the acquisition date consist of accounts payable, accrued liabilities and fair value of price adjustable warrants. Accounts payable and accrued liabilities are expected to be paid in normal course and considered to represent fair value.

Deferred Taxes — The merger was structured as non-taxable. Acquired deferred tax assets were comprised of approximately  $7.0 million for federal and state net operating loss carryforwards and  $1.1 million for tax credit carryforwards. The tax basis for acquired intangible assets of  $22.7 million is nil, which results in recording a deferred tax liability of approximately  $8.0 million as there will be no tax deduction when the book basis is expensed and the deferred tax liability is reduced. Our management has determined that it is more likely than not that a substantial portion of acquired net operating loss and tax credit carryforwards will be realized prior to expiration through reversal of deferred tax liabilities during years of expected financial reporting expense for the acquired intangible assets, and accordingly approximately  $6.8 million of deferred tax liabilities support the realization of acquired deferred tax assets. A valuation allowance of approximately  $1.2 million was recorded related to the remainder of the acquired deferred tax assets.

Acquisition-Related Transaction Costs — We recognized approximately  $1.4 million of acquisition-related transaction costs in selling, general and administrative expenses in 2010, which consisted primarily of investment banker fees, and legal and accounting costs, related to the acquisition.

Pro Forma Information (unaudited) — The following unaudited pro forma information presents the combined revenues and net loss of Marina Biotech and Cequent for the years ended December 31, 2009 and 2010 as if the acquisition of Cequent had occurred as of the beginning of the respective years. This pro forma information does not include any adjustments related to restructuring or one-time charges, potential profit improvements, potential cost savings or other costs which may result from combining the operations. Accordingly, these unaudited pro forma revenues and net loss are presented for illustrative purposes and are not intended to represent or be indicative of the actual results of operations of the combined company that would have been achieved had the acquisition occurred as of the beginning of the periods presented nor are they intended to represent or be indicative of future results of operations. The unaudited pro forma results of operations information is as follows (in thousands):

	2009	2010
Revenue	$15,313	$2,788

Net loss	$(13,302)	$(30,243)

Property And Equipment	12 Months Ended
Dec. 31, 2010
Property And Equipment [Abstract]
Property And Equipment

Note 3 — Property and Equipment

Property and equipment at December 31, 2009 and 2010 are comprised of the following (in thousands):

	2009	2010
Furniture and fixtures	$836	$873
Machinery and equipment	5,097	5,402
Computer equipment and software	2,176	1,216
Leasehold improvements	4,233	4,285

	12,342	11,776
Less accumulated depreciation and amortization	7,773	8,081

Net property and equipment	$4,569	$3,695

Accrued Restructuring	6 Months Ended	12 Months Ended
	Jun. 30, 2011	Dec. 31, 2010
Accrued Restructuring [Abstract]
Accrued Restructuring

Note 4 — Accrued Restructuring

Prior to 2009 we restructured our operations to focus on our RNAi programs by reducing our workforce related to our former intranasal drug delivery business and by exiting one of our facilities. We recorded a restructuring liability, representing estimated future payments due under the lease, net of anticipated future sublease payments, which was discounted using a credit-adjusted risk-free interest rate. In 2009, we amended our lease to reduce our lease obligations by approximately  $1.9 million, and we issued 375,000 shares of our common stock to the landlord. In addition, in 2009, the landlord leased approximately 37% of the exited facility, and we terminated the lease with respect to this portion of the premises. In December 2010, we reduced our rent obligations further by amending our lease, which reduced our future lease obligations by approximately  $4.1 million, and we issued 2,115,727 shares of our common stock to the landlord.

We recorded restructuring charges including accretion of the accrued restructuring liability and other facility-related costs in the amounts of  $0.3 million and  $0.3 million in the three and six months ended June 30, 2010 and in the amounts of  $0.1 million and  $0.2 million in the three and six months ended June 30, 2011, respectively. The accrued restructuring liability is subject to management's assumptions and estimates, as well as changes in facts and circumstances. We currently measure and report at fair value the accrued restructuring liability using Level 3 inputs, which are estimates and assumptions developed by us, and reflect those that a market participant would use. In addition to the interest rate used, which is currently 23%, the assumptions as to estimated future payments and estimated future sublease payments significantly impact the accrual and actual results may differ from our estimates. As of June 30, 2011, the balance of our accrued restructuring liability is approximately  $0.6 million. We expect to incur approximately  $0.1 million in additional accretion expense through the expiration of this lease in 2016.

Note 4 — Accrued Restructuring

Prior to 2009 we restructured our operations to focus on our RNAi programs by reducing our workforce related to our former intranasal delivery business and by exiting one of our facilities. We recorded a restructuring liability, representing estimated future payments due under the lease, net of anticipated future sublease payments, which was discounted using a credit-adjusted risk-free interest rate. In 2009, we amended our lease to reduce our lease obligations by approximately  $1.9 million, and we issued 375,000 shares of our common stock to the landlord. In addition, in 2009, the landlord leased approximately 37% of the exited facility, and we terminated the lease with respect to this portion of the premises. In 2010, we reduced our rent obligations further by amending our lease, which reduced our future lease obligations by approximately  $4.1 million, and we issued 2,115,727 shares of our common stock to the landlord.

We recorded restructuring charges including accretion of the accrued restructuring liability and other facility-related costs in the amounts of  $0.3 million and  $3.5 million in 2009 and 2010, respectively. Accrued restructuring, and in particular those charges associated with exiting a facility, are subject to management's assumptions and estimates, as well as changes in facts and circumstances. We currently measure and report at fair value the accrued restructuring liability using Level 3 inputs, which are estimates and assumptions developed by us, and reflect those that a market participant would use. In addition to the interest rate used, which is currently 23%, the assumptions as to estimated future payments and estimated future sublease payments significantly impact the accrual and actual results may differ from our estimates. As of December 31, 2010, the balance of our accrued restructuring liability is approximately  $0.5 million. We expect to incur approximately  $0.1 million in additional accretion expense through the expiration of this lease in 2016.

The components of restructuring expense are summarized as follows (in thousands):

	Year ended December 31,		Cumulative to December 31, 2010
	2009	2010
Employee severance and termination benefits (including stock-based compensation charges)	$—	$—	$3,986
Property and equipment impairment	137	—	2,099
Facility related charges	318	3,526	5,859
Other restructuring charges	—	—	294

Total restructuring	$455	$3,526	$12,238

Notes Payable	12 Months Ended
Dec. 31, 2010
Notes Payable [Abstract]
Notes Payable

Note 5 — Notes Payable

In January 2009, we entered into a Loan and Security Agreement (the "Loan Agreement") with General Electric Capital Corporation ("GECC") pursuant to which GECC converted the balance due under capital lease obligations, along with a lease termination fee and amounts payable for property taxes, to a promissory note in the amount of approximately  $5.5 million at an interest rate of 12.3% per year. As a result of the capital lease termination and issuance of the note payable, we recorded a lease termination fee of approximately  $0.2 million during the first quarter of 2009, which was presented as a component of gain on settlement of liabilities, net. The loan was paid in full in June 2009 and the Loan Agreement terminated.

In December 2009, we entered into a Note and Warrant Purchase Agreement (the "Note Agreement"), pursuant to which we received  $1 million cash and issued 12% secured promissory notes due February 1, 2010 in the aggregate principal amount of  $1.0 million ( the "Notes") and warrants to purchase up to 268,819 shares of our common stock. The warrants had an initial exercise price of  $4.08 per share, which was subject to downward price adjustment until December 31, 2010, and are exercisable for five years. In November 2010 the warrant exercise price was adjusted to  $1.84 per share and as of December 31, 2010 there will be no further price adjustments to these warrants. The Note Agreement contained certain customary representations, warranties and covenants, including that we would not declare or pay dividends. The Notes were collateralized by substantially all of our assets. In January 2010, we received net proceeds of approximately  $4.9 million in a registered direct offering of 1,346,389 shares of common stock and 875,155 warrants. In January 2010, we paid the principal amount of the Notes and accrued interest in full, the Note Agreement terminated, and the collateral was released.

In connection with the Note Agreement, we recorded debt issuance costs of approximately  $0.1 million which were amortized as interest and other expense over the term of the notes. In addition, we recorded a discount on notes payable of approximately  $0.9 million which represents the fair value of the warrants issued in connection with the notes payable, as determined utilizing the Black-Scholes-Merton valuation model with assumptions of expected life of five years, volatility rate of 117%, risk-free interest rate of 2.5% and dividend rate of nil. The discount on notes payable was reported net of related notes payable and amortized as interest expense over the term of the notes. The estimated fair value of the warrants was recorded as an increase in fair value liability for price adjustable warrants.

Concurrent with the execution of the Merger Agreement, we entered into a Loan Agreement with Cequent pursuant to which, among other things, Cequent extended to us loans in the aggregate principal amount of  $3.0 million to fund our operations prior to the merger. In each of April, May and June 2010, Cequent loaned us  $1.0 million under the Loan Agreement. The loans were evidenced by a secured promissory note, issued by us to Cequent, which bears interest, at a rate of ten percent per annum. On July 21, 2010 the merger was consummated and, in accordance with the Loan Agreement, the then outstanding principal balance of the loans and all interest then accrued but unpaid thereon was settled in full.

Pursuant to the Loan Agreement we issued to Cequent a warrant to purchase shares of common stock, with each such warrant to be exercisable for a number of shares of common stock equal to sixty-five percent (65%) of the principal amount of the loan being made on such date divided by  $4.598. In each of April, May and June 2010, in connection with the issuance of notes payable to Cequent, we issued a warrant to purchase 141,354 shares of common stock at  $4.598 per share, for a total of 424,062 shares, which were exercisable, for a five year term, only if the merger is not consummated. The warrant provided that the exercise price of the warrant will be reduced in the event of subsequent financings at an effective price per share less than the exercise price of the warrants. The issuance of these warrants was not a dilutive issuance. On July 21, 2010 the merger was consummated and, in accordance with the Loan Agreement, the warrants terminated. A portion of consideration transferred to Cequent security holders in connection with the acquisition has been determined to be attributable to termination of notes payable and warrants, such amount being the net book value of notes payable and accrued interest, net of unamortized discount, which approximated  $3.3 million. As a result, there was no gain or loss recognized upon termination.

The following table presents the activity in Notes payable and related discount for the years ended December 31, 2009 and 2010 (in thousands):

	Notes Payable	Discount	Notes Payable, net
Balance at January 1, 2009	$—	$—	$—
Issuances of notes payable and warrants	6,547	(881)	5,666
Payments	(5,547)	—	(5,547)
Amortization of discount to interest expense	—	198	198

Balance at December 31, 2009	1,000	(683)	317
Payments	(1,000)	—	(1,000)
Issuance of notes payable and warrants	3,000	(1,459)	1,541
Amortization of discount to interest expense	—	1,433	1,433
Termination of notes payable and warrants	(3,000)	709	(2,291)

Balance at December 31, 2010	$—	$—	$—

Stockholders' Equity	6 Months Ended	12 Months Ended
	Jun. 30, 2011	Dec. 31, 2010
Stockholders' Equity [Abstract]
Stockholders' Equity

Note 5 — Stockholders' Equity

Preferred Stock — Our board of directors has the authority, without action by the stockholders, to designate and issue up to 100,000 shares of preferred stock in one or more series and to designate the rights, preferences and privileges of each series, any or all of which may be greater than the rights of our common stock. We have designated 90,000 shares as Series A Junior Participating Preferred, of which no shares are outstanding.

Stockholder Rights Plan — In 2000, our board of directors adopted a stockholder rights plan and declared a dividend of one preferred stock purchase right for each outstanding share of common stock. Each right entitles the holder, once the right becomes exercisable, to purchase from us one one-thousandth of a share of our Series A Junior Participating Preferred Stock, par value  $.01 per share. We issued these rights in March 2000 to each stockholder of record on such date, and these rights attach to shares of common stock subsequently issued. The rights will cause substantial dilution to a person or group that attempts to acquire us on terms not approved by our board of directors and could, therefore, have the effect of delaying or preventing someone from taking control of us, even if a change of control were in the best interest of our stockholders.

Holders of our preferred share purchase rights are generally entitled to purchase from us one one-thousandth of a share of Series A preferred stock at a price of  $50.00, subject to adjustment as provided in the Stockholder Rights Agreement. These preferred share purchase rights will generally be exercisable only if a person or group becomes the beneficial owner of 15 percent or more of our outstanding common stock or announces a tender offer for 15 percent or more of our outstanding common stock. Each holder of a preferred share purchase right, excluding an acquiring entity or any of its affiliates, will have the right to receive, upon exercise, shares of our common stock, or shares of stock of the acquiring entity, having a market value equal to two times the purchase price paid for one one-thousandth of a share of Series A preferred stock. In March 2010 we amended the Stockholder Rights Agreement to extend the expiration date of the preferred share purchase rights from March 17, 2010 to March 17, 2013, and this amendment was approved by our shareholders on July 21, 2010. Initially, 10,000 Series A Junior Participating Preferred shares were designated, which has been increased to 90,000 shares.

Common Stock — Holders of our common stock are entitled to one vote for each share held of record on all matters submitted to a vote of the holders of our common stock. Subject to the rights of the holders of any class of our capital stock having any preference or priority over our common stock, the holders of shares of our common stock are entitled to receive dividends that are declared by our board of directors out of legally available funds. In the event of our liquidation, dissolution or winding-up, the holders of common stock are entitled to share ratably in our net assets remaining after payment of liabilities, subject to prior rights of preferred stock, if any, then outstanding. Our common stock has no preemptive rights, conversion rights, redemption rights or sinking fund provisions, and there are no dividends in arrears or default. All shares of our common stock have equal distribution, liquidation and voting rights, and have no preferences or exchange rights. On July 14, 2011, our shareholders approved a proposal to change our capital structure by increasing the number of authorized shares of common stock from 90,000,000 to 180,000,000.

In February 2011, in connection with a public offering that we conducted utilizing a  $50 million shelf registration statement which was declared effective by the SEC in September 2010, we received net proceeds of approximately  $4.5 million from an offering of 6,375,000 units, each comprised of one share of our common stock and 0.1746 of a warrant, each to purchase one share of our common stock, at a purchase price of  $0.80 per unit. We issued an aggregate of 6,375,000 shares of common stock and warrants to purchase up to an aggregate of 1,113,075 shares of our common stock in connection with this offering.

In May 2011, in connection with a public offering that we conducted utilizing a registration statement on Form S-1 which was declared effective by the SEC on May 11, 2011, we received net proceeds of approximately  $6.3 million from an offering of an aggregate of (i) 22,318,500 units and (ii) 22,318,500 Series B Warrants, each to purchase one unit, at a purchase price of  $0.39 per unit. Each unit consists of (x) one share of common stock and (y) one Series A Warrant to purchase one share of common stock. As of June 30, 2011, 7,121,500 of the Series B Warrants had been exercised and in July 2011, an additional 15,172,000 Series B Warrants were exercised prior to their July 12, 2011 expiration date, which resulted in additional net proceeds of approximately  $3.1 million.

Warrants — In connection with offerings of our common stock and notes payable, we have issued warrants to purchase shares of our common stock, some of which provide that the exercise price of the warrant will be reduced in the event of subsequent financings at an effective price per share less than the exercise price of the warrants, subject to certain exceptions and limitations.

On February 7, 2011, the exercise price of warrants to purchase 686,260 shares which we issued in November 2010 was adjusted to  $1.06 per share. These warrants are no longer subject to adjustment except in connection with stock splits, dividends, and other similar events.

In February 2011, as part of a public offering, we issued warrants to purchase 1,113,075 shares of common stock at an exercise price of  $0.80 per share. The warrants are exercisable until February 15, 2018, and the exercise price of such warrants is not subject to adjustment in connection with a subsequent financing at an effective price per share less than the exercise price of the warrants.

In May 2011, as part of a public offering, we issued 22,318,500 Series A Warrants to purchase shares of common stock at an initial exercise price of  $0.39 per share, which exercise price is subject to adjustment in connection with a subsequent financing at an effective price per share less than the exercise price of such warrants. The Series A Warrants are exercisable during the period beginning one year and one day from the date of issuance, but only if our stockholders approve an increase in the number of authorized shares of common stock from 90,000,000 to not less than 150,000,000 shares, until the fifth anniversary of the date they first become exercisable. In the event that we had not increased the authorized number of shares of our common stock on or prior to the first anniversary of the issuance of the Series A Warrants, we would have been required to pay the holders of the Series A Warrants liquidated damages in the aggregate amount of  $2,500,000. Our stockholders approved an amendment to our certificate of incorporation to increase the authorized number of shares of our common stock from 90,000,000 to 180,000,000 shares at our 2011 Annual Meeting of Stockholders held on July 14, 2011, and we filed the certificate of amendment of our certificate of incorporation to effectuate such increase on July 18, 2011. As a result, the Series A Warrants are now exercisable during the period beginning on May 21, 2012 and ending on May 21, 2017 and we will not be required to pay liquidated damages to the holders of the Series A Warrants.

In May 2011, we also issued 22,318,500 Series B Warrants, each to purchase one unit consisting of one share of common stock and one Series A Warrant, at an initial exercise price of  $0.31 per unit, subject to adjustment, during the period ending on July 12, 2011. From May 20, 2011 to June 30, 2011, 7,121,500 of the Series B Warrants were exercised, resulting in proceeds of approximately  $2.2 million and the issuance of an additional 7,121,500 Series A Warrants. As per the terms of the Series B Warrants, the exercise price of the Series B Warrants adjusted to  $0.128 per unit at the close of trading on July 5, 2011, which adjustment was retroactively effective to June 29, 2011. Holders of the Series B Warrants that were exercised during the period beginning on June 29, 2011 and ending on July 5, 2011 were entitled to a refund of a portion of their previously paid exercise price if the exercise price adjusted to less than  $0.31 per unit. The amount of the refund for each Series B Warrant was equal to the difference between the initial exercise price of the Series B Warrant ( $0.31 per unit) and the adjusted exercise price of the Series B Warrant ( $0.128 per unit). An aggregate of 6,005,000 Series B Warrants were exercised on June 29 and June 30, with respect to which we paid a refund in the aggregate amount of approximately  $1.1 million to the warrant holders on July 6, 2011 and the remaining  $0.4 million was reclassified to equity. From July 1, 2011 to the expiration date of July 12, 2011, 15,172,000 Series B Warrants were exercised resulting in additional net proceeds of approximately  $2.0 million and the issuance of an additional 15,172,000 Series A Warrants. Total net proceeds received from the exercises of the Series B Warrants was approximately  $3.1 million. On July 12, 2011, the remaining 25,000 Series B Warrants expired unexercised.

As a result of the adjustment to the exercise price of the Series B Warrants from  $0.31 per unit to  $0.128 per unit, effective June 29, 2011, the exercise price of 687,500 outstanding warrants that we issued in June 2009 was adjusted to  $0.128 per share. In addition, the exercise price of warrants that we assumed in connection with our acquisition of Cequent was adjusted from  $1.59 per share to  $0.73 per share, and the number of shares issuable upon exercise of such warrants increased from 11,627 shares to 25,223 shares.

The following summarizes warrant activity during the six months ended June 30, 2011. The exercises of the Series B Warrants and the Series B Warrants outstanding at June 30, 2011 are included at adjusted price of  $0.128 per unit which was retroactively effective to June 29, 2011.

	Warrant Shares	Weighted Average Exercise Price
Warrants outstanding, December 31, 2010	3,830,201	$4.64
Warrants issued	52,886,242	0.36
Warrants exercised or cancelled	(7,131,396)	0.13

Warrants outstanding, June 30, 2011	49,585,047	$$0.61

Subscription investment units — In November 2010, we issued subscription investment units to purchase during the 16-month period following the date of issuance, an aggregate of 2,423,550 shares of common stock at a per share exercise price equal to the lesser of (i)  $2.21, and (ii) 90% of the quotient of (x) the sum of the three lowest volume-weighted average price ("VWAP") of the common stock for any three trading days during the ten (10) consecutive trading day period ending and including the trading day immediately prior to the applicable exercise date, divided by (y) three (3). If after 120 calendar days from the closing date certain conditions are satisfied, including that the closing price of our common stock exceeds  $4.78 for 10 consecutive trading days, and the daily volume of our common stock on each of such 10 consecutive trading days is greater than 400,000 shares per day, we shall have the right to require the buyers to exercise their Subscription Units upon five days' written notice. The following summarizes subscription investment unit activity during the three months ended June 30, 2011.

	Unit Shares	Weighted Average Exercise Price
Subscription investment units outstanding, December 31, 2010	2,423,550	$1.25
Subscription investment units exercised	(575,000)	0.44

Subscription investment units outstanding, June 30, 2011	1,848,550	$0.19

Note 6 — Stockholders' Equity

Preferred Stock — Our board of directors has the authority, without action by the stockholders, to designate and issue up to 100,000 shares of preferred stock in one or more series and to designate the rights, preferences and privileges of each series, any or all of which may be greater than the rights of our common stock. We have designated 90,000 shares as Series A Junior Participating Preferred, of which no shares are outstanding.

Stockholder Rights Plan — In 2000, our board of directors adopted a stockholder rights plan and declared a dividend of one preferred stock purchase right for each outstanding share of common stock. Each right entitles the holder, once the right becomes exercisable, to purchase from us one one-thousandth of a share of our Series A Junior Participating Preferred Stock, par value  $.01 per share. We issued these rights in March 2000 to each stockholder of record on such date, and these rights attach to shares of common stock subsequently issued. The rights will cause substantial dilution to a person or group that attempts to acquire us on terms not approved by our board of directors and could, therefore, have the effect of delaying or preventing someone from taking control of us, even if a change of control were in the best interest of our stockholders.

Holders of our preferred share purchase rights are generally entitled to purchase from us one one-thousandth of a share of Series A preferred stock at a price of  $50.00, subject to adjustment as provided in the Stockholder Rights Agreement. These preferred share purchase rights will generally be exercisable only if a person or group becomes the beneficial owner of 15 percent or more of our outstanding common stock or announces a tender offer for 15 percent or more of our outstanding common stock. Each holder of a preferred share purchase right, excluding an acquiring entity or any of its affiliates, will have the right to receive, upon exercise, shares of our common stock, or shares of stock of the acquiring entity, having a market value equal to two times the purchase price paid for one one-thousandth of a share of Series A preferred stock. In March 2010 we amended the Stockholder Rights Agreement to extend the expiration date of the preferred share purchase rights from March 17, 2010 to March 17, 2013, and this amendment was approved by our shareholders on July 21, 2010. Initially, 10,000 Series A Junior Participating Preferred shares were designated, which has been increased to 90,000 shares.

Common Stock — Holders of our common stock are entitled to one vote for each share held of record on all matters submitted to a vote of the holders of our common stock. Subject to the rights of the holders of any class of our capital stock having any preference or priority over our common stock, the holders of shares of our common stock are entitled to receive dividends that are declared by our board of directors out of legally available funds. In the event of our liquidation, dissolution or winding-up, the holders of common stock are entitled to share ratably in our net assets remaining after payment of liabilities, subject to prior rights of preferred stock, if any, then outstanding. Our common stock has no preemptive rights, conversion rights, redemption rights or sinking fund provisions, and there are no dividends in arrears or default. All shares of our common stock have equal distribution, liquidation and voting rights, and have no preferences or exchange rights.

Pursuant to a universal shelf registration statement filed with and declared effective by the SEC in 2008, we could issue up to  $50.0 million of our common stock, preferred stock, debt securities, warrants to purchase any of the foregoing securities and units comprised of any of the foregoing securities. We accessed this universal shelf registration statement in connection with our April 2008, June 2009 and January 2010 offerings of common stock and warrants and our December 2009 issuance of warrants.

In 2009, we issued to several of our vendors an aggregate of 341,071 shares of our common stock having an estimated fair value of approximately  $0.4 million based on the closing market prices on the issue dates to settle amounts due to these vendors of approximately  $0.6 million in total and, as a result we recorded a gain on settlement of liabilities of approximately  $0.2 million.

In 2009, we entered into an amendment of our lease for 3450 Monte Villa which reduced our future lease obligation payments, and pursuant to which, among other things, we issued 375,000 shares of our common stock to the landlord. The estimated fair value of the shares issued was approximately  $0.4 million on the date of issuance and was recorded as an increase in common stock and additional paid-in capital and as a decrease to the previously recorded restructuring liability.

In 2009, we entered into an amendment of our agreement regarding severance obligations with our former Chief Scientific Officer, pursuant to which we paid a reduced sum of approximately  $0.9 million on June 30, 2009, and issued 182,819 unregistered shares of our common stock having an estimated market value of approximately  $0.2 million as of the agreement date, in full satisfaction of approximately  $1.7 million in accrued severance. As a result, we recorded a gain on settlement of liabilities of approximately  $0.7 million during 2009.

In 2009, we received net proceeds of approximately  $9.3 million from a private placement of 1,312,500 units at a price of  $8.00 per unit, each unit comprised of one share of common stock and a warrant to purchase one share of common stock. The estimated fair value of the warrants of approximately  $8.1 million was recorded as an increase in fair value liability of price adjustable warrants with the offset reducing common stock and additional paid-in capital.

In 2009, we issued 151,515 shares of our common stock to Ribotask ApS as consideration for an amendment of our Patent Assignment and License Agreement and recorded research and development expense of approximately  $1 million, the estimated fair value upon issuance based on the closing market price.

In January 2010, we received net proceeds of approximately  $4.9 million from an offering of units at a purchase price of  $4.085 per unit comprised of 1,346,389 shares of common stock together with warrants to purchase up to 875,155 shares of our common stock. The estimated fair value of the warrants of approximately  $4.1 million was recorded as an increase in fair value liability of price adjustable warrants with the offset reducing common stock and additional paid-in capital.

In July 2010, in connection with our acquisition of Cequent Pharmaceuticals, we issued an aggregate of 9,882,853 shares of common stock to the stockholders of Cequent in exchange for all of the shares of Cequent common and preferred stock that were issued and outstanding immediately prior to the Merger. Of the total shares issued, 1,110,440 of these shares were considered issued in exchange for the termination of the amounts loaned, including accrued interest, to us by Cequent and the warrants issued by us to Cequent under the Loan Agreement and Warrant Agreement. We also assumed all of the stock options and warrants of Cequent outstanding as of July 21, 2010.

In July 2010, we entered into an agreement pursuant to which we acquired the intellectual property of Novosom AG ("Novosom") of Halle, Germany for Novosom's SMARTICLES® liposomal-based delivery system, which significantly broadens the number of approaches we may take for systemic and local delivery of our proprietary UsiRNA therapeutics. We issued 1,419,487 shares of our common stock to Novosom as consideration for the acquired assets and recorded research and development expense of approximately  $3.8 million, the estimated fair value upon issuance based on the closing market price.

Under a universal shelf registration statement filed with the SEC, which was declared effective by the SEC in September 2010, we can issue up to  $50.0 million of our common stock, preferred stock, debt securities, warrants to purchase any of the foregoing securities, and/or rights to purchase shares of our common or preferred stock, either individually or in units comprised of any of such securities. We accessed our universal shelf registration statement in connection with our November 2010 issuance of warrants, our November 2010 offerings of common stock and subscription investment units and our February 2011 issuance of common stock and warrants.

In November 2010, we received net proceeds of approximately  $3.0 million from an offering of units comprised of 1,795,000 shares of common stock together with subscription investment units to purchase up to 2,423,550 shares of common stock at a purchase price of  $1.84 per unit. The estimated fair value of the subscription investment units of approximately  $1.9 million was recorded as an increase in fair value liability of price adjustable subscription investment units with the offset reducing common stock and additional paid-in capital.

In December 2010, we entered into an amendment of our lease for 3450 Monte Villa which reduced our future lease obligation payments, and pursuant to which, among other things, we issued 2,115,727 shares of our common stock to the landlord. The estimated fair value of the shares issued was approximately  $3.3 million on the date of issuance and was recorded as an increase in common stock and additional paid-in capital and as restructuring expense.

In 2010, we issued to several of our vendors an aggregate of 326,936 shares of our common stock having an estimated fair value of approximately  $0.5 million based on the closing market prices on the issue dates to settle amounts due to these vendors of approximately  $0.5 million in total and, as a result we recorded a net loss on settlement of liabilities of approximately  $20,000.

In February 2011, we received net proceeds of approximately  $4.7 million from an offering of units comprised of 6,375,000 shares of common stock together with warrants to purchase up to 1,113,075 shares of our common stock at a purchase price of  $0.80 per unit.

Warrants — In connection with offerings of our common stock and notes payable, we have issued warrants to purchase shares of our common stock, some of which provide that the exercise price of the warrant will be reduced in the event of subsequent financings at an effective price per share less than the exercise price of the warrants, subject to certain exceptions and limitations. The warrants outstanding as of January 1, 2009, all of which were issued in April 2008, also required a corresponding adjustment of the number of shares of common stock that may be acquired such that the total consideration payable remains unchanged upon full exercise regardless of a downward adjustment in the exercise price. In January 2009, warrants to purchase 344,271 shares of common stock expired.

In June 2009, in connection with the issuance of common stock, we issued warrants to purchase 1,312,500 shares of common stock. The warrants are exercisable until December 12, 2014 and the warrants provide that the exercise price of the warrant will be reduced in the event of subsequent financings at an effective price per share less than the exercise price of the warrants. The June 2009 offering was specifically excluded by the April 2008 warrant holders from triggering any potential anti-dilution provisions of the April 2008 warrants. In addition, in connection with our June 2009 offering, we agreed to seek shareholder approval, to amend the April 2008 warrant agreements to allow the warrants to be repriced below the  $8.68 price floor upon dilutive issuances subsequent to such shareholder approval. At the July 21, 2010 annual shareholders' meeting, a proposal to amend the April 2008 warrants to remove the  $8.68 floor was not approved by shareholders and therefore effective that date the April 2008 warrants are no longer subject to further price adjustments and there can be no further adjustment to the number of warrant shares.

In December 2009, in connection with the issuance of notes payable, we issued warrants to purchase 268,819 shares of common stock. The issuance of these warrants was a dilutive issuance and in accordance with the terms of the warrant agreements, the April 2008 warrants were repriced to  $8.68 per share and warrants to purchase an additional 113,211 shares at  $8.68 per share were issued, and the June 2009 warrants were repriced to  $4.08 per share. The June 2009 warrants are subject to additional repricings upon future dilutive issuances. The December 2009 warrants were subject to additional repricings upon future dilutive issuances until December 31, 2010. As of December 31, 2010, the exercise price of the December 2009 warrants is  $1.84 per share and they are no longer subject to further price adjustments.

In January 2010, we issued warrants to purchase 875,155 shares of common stock at  $4.00 per share. The warrants are exercisable until January 19, 2015 and the warrants provide that the exercise price of the warrant will be reduced in the event of subsequent financings at an effective price per share less than the exercise price of the warrants, limited to a price floor of  $3.76 per share. We agreed to seek shareholder approval to remove the price floor of  $3.76 per share. At the July 21, 2010 annual shareholders' meeting, a proposal to amend the January 2010 warrants to remove the  $3.76 floor was not approved by shareholders.

In each of April, May and June 2010, in connection with the issuance of notes payable to Cequent, we issued a warrant to purchase 141,354 shares of common stock at  $4.5984 per share, for a total of 424,062 shares. On July 21, 2010 the merger was consummated and the warrants issued to Cequent terminated.

In November 2010, we amended the Securities Purchase Agreements dated as of April 25, 2008, June 9, 2009 and January 13, 2010. In consideration for the amendments we issued warrants to purchase up to 686,260 shares of common stock, which have a five year term, are exercisable immediately, and have an initial exercise price of  $2.03 per whole share of common stock, which was subject to adjustment. The estimated fair value of the warrants of approximately  $1.2 million was recorded as other expense and an increase in fair value liability of price adjustable warrants. On February 7, 2011, the exercise price of the warrants adjusted to  $1.06 per share and the warrants are no longer subject to further adjustment.

As a result of the issuance of common stock at a price of  $1.84 per share on November 4, 2010, 956,319 warrants previously outstanding that were issued in June 2009 and December 2009 were repriced to  $1.84 per share and 871,405 warrants previously outstanding that were issued in January 2010 were repriced to the floor of  $3.76 per share.

In February 2011, we issued warrants to purchase 1,113,075 shares of common stock at  $0.80 per share. The warrants are exercisable until February 15, 2018 and are not subject to repricings. As a result of the issuance of common stock and warrants at a price of  $0.80 per share, 687,500 warrants previously outstanding that were issued in June 2009 were repriced to  $0.80 per share.

In the years ended December 31, 2009 and 2010, warrants to purchase 12,500 and 628,750 shares were exercised, pursuant to which we received cash proceeds of approximately  $0.1 million and  $2.6 million and issued 12,500 and 628,750 shares of our common stock.

The following summarizes warrant activity during the years ended December 31, 2009 and 2010:

	Warrant Shares	Weighted Average Exercise Price
Warrants outstanding, January 1, 2009	1,549,221	$9.32
Warrants issued	1,694,530	8.60
Warrants exercised	(12,500)	9.52
Warrants expired	(344,271)	8.68

Warrants outstanding, December 31, 2009	2,886,980	6.16
Warrants issued	1,985,477	3.45
Warrants assumed in Cequent acquisition	10,556	1.75
Warrants exercised	(628,750)	4.08
Warrants terminated upon Cequent acquisition	(424,062)	4.60

Warrants outstanding, December 31, 2010	3,830,201	$4.64

Warrants expiring in 2013	49,140

Warrants expiring in 2014	956,319

Warrants expiring in 2015	2,814,186

Warrants expiring thereafter	10,556

Subscription investment units — In November 2010, we issued subscription investment units to purchase during the 16-month period following the date of issuance, an aggregate of 2,423,550 shares of common stock at a per share exercise price equal to the lesser of (i)  $2.21, and (ii) 90% of the quotient of (x) the sum of the three lowest VWAP of the common stock for any three trading days during the ten (10) consecutive trading day period ending and including the trading day immediately prior to the applicable exercise date, divided by (y) three (3). If after 120 calendar days from the closing date certain conditions are satisfied, including that the closing price of our common stock exceeds  $4.78 for 10 consecutive trading days, and the daily volume of our common stock on each of such 10 consecutive trading days is greater than 400,000 shares per day, we shall have the right to require the buyers to exercise their Subscription Units upon five days' written notice. None of the subscription investment units were exercised in 2010.

Stock Incentive Plans — At December 31, 2010, options to purchase up to 2,641,059 shares of our common stock were outstanding, unvested restricted stock awards for an aggregate of 935 shares of our common stock were outstanding and 1,006,004 shares were reserved for future grants or awards under our various stock incentive plans.

Our stock incentive plans include the 2008 Stock Incentive Plan, 2004 Stock Incentive Plan and 2002 Stock Option Plan. At our July 21, 2010 annual shareholders' meeting, our shareholders approved the addition of one million shares to our 2008 Stock Incentive Plan. We also maintain outstanding grants under our 2000 Nonqualified Stock Option Plan, which expired in 2010, and the 2006 Cequent Stock Incentive Plan under which stock options outstanding at the time of the Cequent acquisition were converted to options to purchase shares of our common stock. Under our stock compensation plans, we are authorized to grant options to purchase shares of common stock to our employees, officers and directors and other persons who provide services to us. The options to be granted are designated as either incentive stock options or non-qualified stock options by our board of directors, which also has discretion as to the person to be granted options, the number of shares subject to the options and the terms of the option agreements. Only employees, including officers and part-time employees, may be granted incentive stock options. Under our 2004 and 2008 plans, we are authorized to grant awards of restricted stock, stock appreciation rights and performance shares, in addition to stock options. As of December 31, 2010, no stock appreciation rights or performance shares have been granted. Options granted under the plans generally have terms of ten years from the date of grant, and generally vest over three or four years. We generally issue new shares for option exercises unless treasury shares are available for issuance. We had no treasury shares as of December 31, 2010 and have no plans to purchase any in the next year, however, we may accept the surrender of vested restricted shares from employees to cover tax requirements at our discretion.

Stock-based Compensation — Compensation expense is recognized on a straight-line basis over the applicable vesting periods based on the fair value on the grant date and is recorded net of forfeitures based on historical experience. Certain option and share awards provide for accelerated vesting if there is a change in control (as defined in the applicable plan and certain employment agreements we have with key employees). The following table summarizes stock-based compensation expense (in thousands):

	Years Ended December 31,
	2009	2010
Research and development	$163	$679
Selling, general and administrative	1,649	1,337

Total	$1,812	$2,016

Stock Options — Option activity was as follows:

	Years Ended December 31,
	2009		2010
	Shares	Weighted Average Exercise Price	Shares	Weighted Average Exercise Price
Outstanding at beginning of year	1,547,303	$17.39	2,107,502	$9.25
Granted	853,970	5.48	218,613	2.63
Assumed in Cequent acquisition	—	—	580,828	2.32
Exercised	(3,750)	8.56	(40,575)	1.09
Expired	(230,024)	50.89	(190,590)	15.76
Forfeited	(59,997)	5.94	(34,719)	2.12

Outstanding at end of year	2,107,502	$9.25	2,641,059	$6.93

Exercisable at end of year	1,106,173	$11.51	1,923,936	$7.45

The following table summarizes additional information on our stock options outstanding at December 31, 2010:

Range of Exercise Prices	Options Outstanding			Options Exercisable
	Number Outstanding	Weighted- Average Remaining Contractual Life (Years)	Weighted- Average Exercise Price	Number Exercisable	Weighted- Average Exercise Price
$1.16 – $ 1.92	329,295	6.8	$1.25	308,806	$1.25
$2.14 – $ 3.80	551,033	8.1	2.98	205,991	3.21
$4.12 – $ 5.84	747,065	7.1	5.26	590,849	5.12
$6.08 – $ 9.56	569,740	6.6	8.01	471,224	8.04
$12.76 – $61.72	443,926	6.6	17.44	347,066	18.63

Totals	2,641,059	7.1	$6.93	1,923,936	$7.45

Exercisable	1,923,936	6.5

We use the Black-Scholes-Merton option pricing model to determine the fair value of our stock-based awards. The determination of the fair value of stock-based awards on the date of grant using an option-pricing model is affected by our stock price as well as by assumptions regarding a number of complex and subjective variables. These variables include the expected life of the award, expected stock price volatility over the term of the award, historical and projected exercise behaviors, risk-free interest rate and expected dividends. Staff Accounting Bulletins issued by the Securities and Exchange Commission provide for a simplified method for estimating expected term for "plain-vanilla" options, if a company met certain criteria. The mid-point between the vesting date and the expiration date is used as the expected term under this method. We have concluded that we meet the criteria to use the simplified method as we have had significant structural changes in our business such that our historical exercise data may no longer provide a reasonable basis upon which to estimate expected term. We estimate volatility of our common stock by using our stock price history to forecast stock price volatility. The risk-free interest rates used in the valuation model were based on U.S. Treasury issues with remaining terms similar to the expected term on the options. We do not anticipate paying any dividends in the foreseeable future and, therefore, use an expected dividend yield of nil. The per-share fair value of stock options granted was approximately  $3.76 and  $2.19 in 2009 and 2010, respectively, which were estimated at the date of grant using the Black-Scholes-Merton option valuation model with the following weighted average assumptions for the periods presented as follows:

	2009	2010
Risk free interest rate	2.3%	1.6%
Expected stock volatility	105%	113%
Expected option life	5.8 years	5.9 years

As of December 31, 2010, we had approximately  $1.6 million of total unrecognized compensation cost related to unvested stock options. Total unrecognized compensation cost will be adjusted for future changes in estimated forfeitures. We expect to recognize this cost over a weighted average period of approximately 1.6 years.

At December 31, 2010, the aggregate intrinsic value of options outstanding was approximately  $0.1 million and the aggregate intrinsic value of options exercisable was  $0.1 million. The intrinsic value of stock options is based on the December 31, 2010  $1.55 closing market price of our common stock and is calculated by aggregating the difference between the closing market price and the exercise price of the options. The total intrinsic value of options exercised in 2009 was not material and the total intrinsic value of options exercised in 2010 was approximately  $0.1 million. The total grant date fair value of options that vested during 2009 and 2010 was approximately  $1.9 million and  $2.1 million, respectively.

In 2009, in connection with our annual shareholders meeting, three members of our board of directors retired. Our board of directors approved a resolution to extend the amount of time two of the retiring directors have to exercise their vested options from 90 days to two years. Additional compensation expense recognized as a result of the modification was approximately  $0.1 million. The third retiring director's options were governed by his employment contract at his employment termination date. In 2009, six employees were terminated and received accelerated vesting of their stock options and additional time to exercise their options, which resulted in recognition of additional compensation expense of approximately  $0.8 million.

In 2010, in connection with our annual shareholders meeting, three members of our board of directors retired. Our board of directors approved a resolution to extend the amount of time two of the retiring directors have to exercise their vested options from 90 days to four years. Additional compensation expense recognized as a result of the modification was approximately  $0.2 million.

Non-Employee Option Grants — In 2009 we granted stock options to non-employee members of our Scientific Advisory Board. In addition, as part of the Cequent acquisition, we assumed stock options granted to non-employees which were converted to stock options for 79,642 shares of our common stock. Non-employee option grants are recorded as expense over the vesting period of the underlying stock options. At the end of each financial reporting period prior to vesting, the value of these options, as calculated using the Black-Scholes-Merton option pricing model, is re-measured using the fair value of our common stock and the stock-based compensation recognized during the period is adjusted accordingly. Since the fair value of options granted to non-employees is subject to change in the future, the amount of future compensation expense will include fair value re-measurements until the stock options are fully vested. We recognized expense of approximately  $47,000 and  $45,000 in 2009 and 2010, respectively, relating to options granted to non-employees.

Restricted Stock Awards — Pursuant to restricted stock awards granted under our 2004 Plan, we have issued shares of restricted stock to certain employees and members of our board of directors. No restricted stock awards have been granted under our 2008 Plan. Stock-based compensation expense is being recognized on a straight-line basis over the applicable vesting periods of one to three years of the restricted shares based on the fair value of such restricted stock on the grant date. Additional information on restricted shares is as follows:

	Years Ended December 31,
	2009	2010
Unvested restricted shares outstanding, beginning of year	26,691	5,504
Restricted shares forfeited	(3,393)	—
Restricted shares vested	(17,794)	(4,569)

Unvested restricted shares outstanding, end of year	5,504	935

Weighted average grant date fair value per share	$35.00	$15.24

Stock-based compensation related to restricted stock was a benefit of  $0.3 million in 2009 due to forfeitures and in 2010 we recorded an expense of approximately  $0.1 million. The grant date fair value of restricted stock vested in 2009 and 2010 was approximately  $0.6 million and  $0.2 million, respectively. Unrecognized compensation cost related to unvested restricted stock awards granted was not material at December 31, 2010.

Employee Stock Purchase Plan — As of December 31, 2010, a total of 150,000 shares of common stock have been reserved for issuance under our 2007 Employee Stock Purchase Plan ("ESPP"), of which 77,109 have been issued to date. Under the terms of our ESPP, a participant may purchase shares of our common stock at a price equal to the lesser of 85% of the fair market value on the date of offering or on the date of purchase. An aggregate of 18,647 and 43,512 shares were issued under the ESPP during 2009 and 2010, respectively. We recorded stock-based compensation expense related to our ESPP of approximately  $54,000 and  $77,000 in the years ended December 31, 2009 and 2010, respectively, based on employee contributions and a per share fair value of  $2.08 and  $1.73, for 2009 and 2010, which were estimated using the following weighted average variables:

	Years Ended December 31,
	2009	2010
Expected dividend yield	0%	0%
Risk free interest rate	0.5%	0.2%
Expected volatility	185%	95%
Expected term	0.5 years	0.5 years

Employee Benefit Plan	12 Months Ended
Dec. 31, 2010
Employee Benefit Plan [Abstract]
Employee Benefit Plan

Note 7 — Employee Benefit Plan

We have a 401(k) plan for employees meeting eligibility requirements. Eligible employees may contribute up to 100% of their eligible compensation, subject to IRS limitations. Our employer matching contributions to the plan are discretionary as determined by our board of directors. Employer contributions were approximately  $3,000 in 2009 and there were no employer contributions in 2010.

Income Taxes	6 Months Ended	12 Months Ended
	Jun. 30, 2011	Dec. 31, 2010
Income Taxes [Abstract]
Income Taxes

Note 8 — Income Taxes

We continue to record a valuation allowance in the full amount of net deferred tax assets since realization of such tax benefits has not been determined by our management to be more likely than not. At the end of each interim period, we make our best estimate of the effective tax rate expected to be applicable for the full fiscal year, and the rate so determined is used in providing for income taxes on a current year-to-date basis. The difference between the expected provision or benefit computed using the statutory tax rate and the recorded provision or benefit of zero, is primarily due to the change in valuation allowance.

Note 8 — Income Taxes

We have identified our federal tax return and our state tax returns in New York and Massachusetts as "major" tax jurisdictions. The periods subject to examination for our federal and New York state income tax returns are the tax years ended in 1995 and thereafter, and for Massachusetts state income tax returns are the years ended in 2005 and thereafter, since we have net operating loss carryforwards for tax years from those years. We believe our income tax filing positions and deductions will be sustained on audit and we do not anticipate any adjustments that would result in a material change to our financial position. Therefore, no liabilities for uncertain income tax positions have been recorded.

At December 31, 2010, we had available net operating loss carryforwards for federal and state income tax reporting purposes of approximately  $288.2 million and  $68.9 million, respectively, and had available tax credit carryforwards of approximately  $10.8 million, which are available to offset future taxable income. A portion of these carryforwards will expire in 2011 and will continue to expire through 2030 if not otherwise utilized. Our ability to use such net operating losses and tax credit carryforwards is subject to annual limitations due to change of control provisions under Sections 382 and 383 of the Internal Revenue Code, and such limitation would be significant.

Our net deferred tax assets, liabilities and valuation allowance as of December 31, 2009 and 2010 are as follows (in thousands):

	Years Ended December 31,
	2009	2010
Deferred tax assets:
Net operating loss carryforwards	$86,346	$104,173
Tax credit carryforwards	9,363	10,758
Depreciation & amortization	2,625	3,655
Other	2,920	2,890

Total deferred tax assets	101,254	121,477
Valuation allowance	(101,254)	(114,722)

Net deferred tax assets	—	6,755
Deferred tax liabilities:
Intangible assets	—	(7,957)

Net deferred tax liabilities	$—	$(1,202)

We continue to record a valuation allowance in the full amount of deferred tax assets not otherwise offset by deferred tax liabilities we expect to reverse since realization of such tax benefits has not been determined by our management to be more likely than not. The valuation allowance increased approximately  $2.0 million and  $13.5 million during 2009 and 2010, respectively. In 2010, approximately  $1.2 million of the valuation allowance increase was a result of deferred taxes recorded in connection with the Cequent merger. The difference between the expected benefit computed using the statutory tax rate and the recorded benefit of nil in 2009 and 2010 is primarily due to the change in the valuation allowance.

Intellectual Property And Contractual Agreements	6 Months Ended	12 Months Ended
	Jun. 30, 2011	Dec. 31, 2010
Intellectual Property And Contractual Agreements [Abstract]
Intellectual Property And Contractual Agreements

Note 7 — Contractual Agreements

RNAi-related

Debiopharm S.A. — In February 2011, we entered into a Research and License Agreement (the "Agreement") with Debiopharm S.A., a Swiss corporation ("Debiopharm"), pursuant to which we granted to Debiopharm an exclusive license to develop and commercialize our pre-clinical program in bladder cancer, for all uses in humans and animals for the prevention and treatment of superficial (non-muscle invasive) bladder cancer, in consideration of the payment by Debiopharm to us of up to  $24 million based on predefined research and development milestones, plus royalties from the sales of products resulting under the Agreement and sublicensing payments. Among other things, the Agreement provides for certain licenses of our UsiRNA and liposomal technologies. Debiopharm will have full responsibility for the development and commercialization of any products arising from the partnership, and will fund our research and development costs up to an agreed upon amount for the bladder cancer program beginning in February 2011. Either party may terminate the agreement for material breach by the other party (subject to a 60-day cure period) or upon certain events involving bankruptcy or insolvency of the other party. Debiopharm may terminate the agreement without cause during the research period on 60 days' prior written notice to us, and may also terminate the agreement for scientific, technical regulatory or economic reasons after the research period but before marketing authorization on 90 days' prior written notice to us or after a marketing authorization is granted on 180 days' prior written notice to us. Upon termination, Debiopharm is obligated to make all payments accrued as of the effective date of termination.

Valeant Pharmaceuticals — In March 2010, we acquired intellectual property related to Conformationally Restricted Nucleotides ("CRN") from Valeant Pharmaceuticals North America in consideration of payment of a non-refundable licensing fee of  $0.5 million which were included in research and development expense in 2010. Subject to meeting certain milestones triggering the obligation to make any such payments, we may be obligated to make a product development milestone payment of  $5.0 million within 180 days of FDA approval of a New Drug Application for our first CRN related product and another product development milestone payment of  $2.0 million within 180 days of FDA approval of a New Drug Application covering our second CRN related product. As of June 30, 2011, we have not made, and are not under any current obligation to make, any such milestone payments, as the conditions triggering any such milestone payment obligations have not been satisfied. Valeant is entitled to receive earn-outs based upon a percentage in the low single digits of future commercial sales and earn-outs based upon a percentage in the low double digits of future revenue from sublicensing. Under the agreement we are required to use commercially reasonable efforts to develop and commercialize at least one covered product. If we have not made earn-out payments of at least  $5.0 million prior to the sixth anniversary of the date of the agreement, we are required to pay Valeant an annual amount equal to  $50,000 per assigned patent which shall be creditable against other payment obligations. The term of our financial obligations under the agreement shall end, on a country-by-country basis, when there no longer exists any valid claim in such country. We may terminate the agreement upon 30 days' notice, or upon 10 days' notice in the event of adverse results from clinical studies. Upon termination, we are obligated to make all payments accrued as of the effective date of such termination but shall have no future payment obligations.

Novosom — In July 2010, we entered into an agreement pursuant to which we acquired the intellectual property of Novosom AG ("Novosom") of Halle, Germany for Novosom's SMARTICLES® liposomal-based delivery system, which significantly broadens the number of approaches we may take for systemic and local delivery of our proprietary UsiRNA therapeutics. We issued an aggregate of 1,419,487 shares of our common stock to Novosom as consideration for the acquired assets. The shares had an aggregate value equal to approximately  $3.8 million, which was recorded as research and development expense. As additional consideration for the acquired assets, we will pay to Novosom an amount equal to 30% of the value of each upfront (or combined) payment actually received by us in respect of the license of liposomal-based delivery technology or related product or disposition of the liposomal-based delivery technology by us, up to a maximum of  $3.3 million, which amount will be paid in shares of our common stock, or a combination of cash and shares of our common stock, in our discretion.

Roche — In February 2009, we entered into an agreement with F. Hoffmann-La Roche Inc., a New Jersey corporation, and F. Hoffmann-La Roche Ltd., a Swiss corporation (collectively, "Roche"), pursuant to which we granted to Roche a worldwide, irrevocable, non-exclusive license to a portion of our technology platform, for the development of RNAi-based therapeutics, in consideration of the payment of a one-time, non-refundable licensing fee of  $5.0 million. No additional royalties are payable to us under the agreement. The agreement will expire on a country-by-country basis upon the expiration date of the last to expire of the licensed patents in such country. Either party may terminate the agreement for material breach by the other party (subject to a 30-day cure period), or upon certain events involving the bankruptcy or insolvency of the other party.

Novartis — In March 2009, we entered into an agreement with Novartis Institutes for BioMedical Research, Inc. ("Novartis"), pursuant to which we granted to Novartis a worldwide, non-exclusive, irrevocable, perpetual, royalty-free, fully paid-up license, with the right to grant sublicenses, to our DiLA[2] -based siRNA delivery platform in consideration of a one-time, non-refundable fee of  $7.25 million, which was recognized as license fee revenue in 2009. Novartis may terminate this agreement immediately upon written notice to us. Additionally, we entered into a separate agreement with Novartis to provide them with an exclusive period in which to negotiate a potential research and development collaboration as well as possible broader licensing rights related to our RNAi drug delivery platform. This exclusive period expired in 2009. Approximately  $0.3 million was recognized as license fee revenue in 2009 under this separate agreement.

University of Michigan — In May 2008, we entered into an exclusive license agreement to intellectual property ("IP") from the University of Michigan covering cationic peptides for enhanced delivery of nucleic acids. These peptides have unique characteristics that we believe play an important role in improving the efficacy of delivery of RNAi-based therapeutics. We are currently using these peptides to create siRNA nanoparticles to enhance mRNA knockdown. Together with the DiLA[2] technology, these delivery peptides may improve the therapeutic potential of our drug candidates. In connection with the agreement, we paid a license issue fee of  $120,000. An additional fee of  $25,000 is payable annually and creditable against royalty payments.

Subject to the meeting of certain milestones triggering the obligation to make any such payments, we may be obligated to make product development milestone payments of up to  $425,000 in the aggregate for each product developed under a licensed patent under this agreement. As of June 30, 2011, we have not made, and are not under any current obligation to make, any such milestone payments, as the conditions triggering any such milestone payment obligations have not been satisfied. The royalty payment required to be made by us to the University of Michigan under this agreement is a percentage of net sales in the low single digits.

We sublicensed the IP under this agreement to Novartis on a nonexclusive basis in March 2009, at which time we paid an additional one–time fee of  $362,500 to the University of Michigan, which eliminated the obligation to pay the University of Michigan any future royalties or milestones with respect to the Novartis sublicense. This fee was included in research and development expense.

This agreement will terminate on the expiration date of the last to expire patent licensed under the agreement, which expiration date is in 2019. Under the agreement, we agreed to use diligent and commercially reasonable efforts to exploit the patent rights and bring licensed products to market. If we fail to meet certain research and development milestones, the University of Michigan may terminate the agreement subject to a 30 day cure period. In addition, the University of Michigan may terminate this license upon written notice if the first commercial sale of a product does not occur on or before May 2017. We may terminate this agreement at any time upon 90 days' written notice.

University of Helsinki — In June 2008, we entered into a collaboration agreement with Dr. Pirjo Laakkonen and the Biomedicum Helsinki. The goal of the work involves our patented phage display library, the Trp Cage library, for the identification of peptides to target particular tissues or organs for a given disease. In December 2009, we received a patent allowance in the U.S. covering a targeting peptide for preferential delivery to lung tissues that was identified by us using the Trp Cage Library. We believe the Trp Cage library will be a source of additional peptides for evaluation in our delivery programs, and we will have a strong IP position for these peptides and their use. In 2010, we extended the term of the agreement and it will now terminate in June 2012. Either party may terminate the agreement for material breach by the other party, subject to a 30-day cure period.

Under this agreement, we may be obligated to make product development milestone payments of up to €275,000 in the aggregate for each product developed under this research agreement if certain milestones are met. As of June 30, 2011, we have not made, and are not under any current obligation to make, any such milestone payments, as the conditions that would trigger any such milestone payment obligations have not been satisfied. In addition, upon the first commercial sale of a product, we are required to pay an advance of €250,000 against which future royalties will be credited. The percentage royalty payment required to be made by us to the University of Helsinki under the terms of this agreement is a percentage of gross revenues derived from work performed under the Helsinki Agreement in the low single digits.

Ribotask ApS. — In June 2009, we announced the revision of the October 2008 agreement in which we had acquired the intellectual property related to Unlocked Nucleobase Analogs ("UNA") from Ribotask ApS, a privately held Danish company. The original agreement provided us with exclusive rights for the development and commercialization of therapeutics incorporating UNAs. The amended agreement eliminated our obligation to pay all milestone and royalty payments and provided full financial and transactional control of our proprietary UNA technology.

Under the October 2008 agreement we made payments to Ribotask totaling  $500,000. We sublicensed the IP under this agreement to Roche on a nonexclusive basis in February 2009, at which time we paid an additional  $250,000 to Ribotask, which eliminated the obligation to pay Ribotask any future royalties or milestones with respect to the Roche sublicense. In connection with the June 2009 amendment, we issued 151,515 shares of our common stock valued at approximately  $1.0 million to Ribotask ApS and agreed to pay  $1.0 million in four installments of  $250,000 each due at various intervals through July 2010.

In June 2010, we expanded our rights under the previous agreement with Ribotask to include exclusive rights to the development and commercialization of UNA-based diagnostics. In connection with this amendment, we agreed to pay Ribotask  $750,000 in three equal payments of  $250,000 each. In March 2011, the agreement was amended to change the payment terms for the diagnostic rights. The first payment of  $250,000 was made in November 2010. The remaining payments will be made as follows: a payment of  $50,000 at execution of the amendment with the remaining  $400,000 to be paid in eight monthly payments of  $50,000 beginning May 1, 2011. In addition we issued 113,766 shares of our common stock valued at approximately  $80,000 to Ribotask on March 3, 2011, which shares have been registered for resale on a registration statement on Form S-3 that we filed on March 14, 2011.

In connection with our agreements, as amended, we granted Ribotask a royalty-bearing, world-wide exclusive license to use the assigned patents to develop and sell products intended solely for use as reagents or for testing. The royalty rates to be paid to us by Ribotask are a percentage in the low single digits.

University of British Columbia — In November 2009, we expanded and extended a previous agreement established in 2008 with University of British Columbia/Vancouver Prostate Centre ("VPC") in the area of bladder cancer. The focus of the expanded agreement will be the evaluation of additional critical targets in bladder cancer and the therapeutic impact on tumor biology and growth. The research agreement requires that we make payments for work completed under an agreed work plan. Through June 30, 2011, we have recognized approximately  $0.2 million as research and development expense under this agreement. The agreement may be terminated by either party with 90 days' written notice. The current contract period has been extended and will now terminate November 30, 2011.

Intranasal related

Cypress Bioscience, Inc. — In August 2010, we entered into an Asset Purchase Agreement with Cypress Bioscience, Inc. ("Cypress") under which Cypress acquired our patent rights and technology related to carbetocin, a long-acting analog of oxytocin, a naturally produced hormone that may benefit individuals with autism. Under the agreement, we received an upfront payment of  $750,000 and we could receive milestone payments up to  $27 million. Cypress will be responsible for all future development and IP related expenses. In addition, Cypress will pay us royalties, in single digit percentages, based on commercial sales.

Par Pharmaceutical — In 2009, we entered into an Asset Purchase Agreement with Par Pharmaceutical ("Par") pursuant to which, among other things, a 2004 License and Supply Agreement with Par was terminated. Under the Asset Purchase Agreement, Par acquired certain assets pertaining to calcitonin nasal spray for osteoporosis. We received  $0.8 million in cash and were entitled to receive earn-out payments for five years based on commercial sales of calcitonin. Calcitonin received full FDA approval and was launched in June 2009. We recognized approximately  $0.1 million in revenue relating to earn-out payments based on commercial sales of calcitonin in the first quarter of 2010. In December 2010, we entered into an amendment of the Asset Purchase Agreement under which Par agreed to pay us a lump-sum cash payment of  $700,000 in lieu of profit sharing for the remainder of the earn-out payment period, which we recognized as revenue in 2010.

Amylin Pharmaceuticals, Inc. — In January 2009 we amended our 2006 License Agreement with Amylin Pharmaceuticals, Inc. for the development of intranasal exenatide. The License Agreement, as amended, provides for an accelerated  $1.0 million milestone payment to us in January 2009, a reduction in the aggregate amount of milestone payments that could be due to us from  $89 million to  $80 million, and a reduction in the percentage royalty rate payable upon commercial sales of a product to the low single digits. Additionally, as a result of the amendment, we are no longer responsible for any further development of the nasal spray formulation of intranasal exenatide or its manufacture. Either party may terminate the agreement for breach of any material provision of the agreement upon 60 days' notice of the breach and subject to a 60 day cure period. Amylin may also terminate the agreement upon 90 days' written notice.

Note 9 — Intellectual Property and Contractual Agreements

RNAi-related

Valeant Pharmaceuticals — In March 2010, we acquired intellectual property related to Conformationally Restricted Nucleotides ("CRN") from Valeant Pharmaceuticals North America in consideration of payment of a non-refundable licensing fee of  $0.5 million due in equal portions in April and July 2010, which were included in research and development expense in 2010 and have been paid in full. Subject to meeting of certain milestones triggering the obligation to make any such payments, we may be obligated to make a product development milestone payment of  $5.0 million within 180 days of FDA approval of a New Drug Application for our first CRN related product and another product development milestone payment of  $2.0 million within 180 days of FDA approval of a New Drug Application covering our second CRN related product. As of December 31, 2010, we have not made, and are not under any current obligation to make, any such milestone payments, as the conditions triggering any such milestone payment obligations have not been satisfied. Valeant is entitled to receive earn-outs in the low single digits based upon future commercial sales and earn-outs in the low double digits based upon future revenue from sublicensing. Under the agreement we are required to use commercially reasonable efforts to develop and commercialize at least one covered product. If we have not made earn-out payments of at least  $5.0 million prior to the sixth anniversary of the date of the agreement, we are required to pay Valeant an annual amount equal to  $50,000 per assigned patent which shall be creditable against other payment obligations. The term of our financial obligations under the agreement shall end, on a country-by-country basis, when there no longer exists any Valid Claim in such country. We may terminate the agreement upon 30 days' notice, or upon 10 days' notice in the event of adverse results from clinical studies. Upon termination, we are obligated to make all payments accrued as of the effective date of such termination but shall have no future payment obligations.

Novosom — In July 2010, we entered into an agreement pursuant to which we acquired the intellectual property of Novosom AG ("Novosom") of Halle, Germany for Novosom's SMARTICLES® liposomal-based delivery system, which significantly broadens the number of approaches we may take for systemic and local delivery of our proprietary UsiRNA therapeutics. We issued an aggregate of 1,419,487 shares of our common stock to Novosom as consideration for the acquired assets. The shares had an aggregate value equal to approximately  $3.8 million, which was recorded as research and development expense. As additional consideration for the acquired assets, we will pay to Novosom an amount equal to 30% of the value of each upfront (or combined) payment actually received by us in respect of the license of liposomal-based delivery technology or related product or disposition of the liposomal-based delivery technology by us, up to a maximum of  $3.3 million, which amount will be paid in shares of our common stock, or a combination of cash and shares of our common stock, in our discretion.

Roche — In February 2009, we entered into an agreement with F. Hoffmann-La Roche Inc., a New Jersey corporation, and F. Hoffmann-La Roche Ltd., a Swiss corporation (collectively, "Roche"), pursuant to which we granted to Roche a worldwide, irrevocable, non-exclusive license to a portion of our technology platform, for the development of RNAi-based therapeutics, in consideration of the payment of a one-time, non-refundable licensing fee of  $5.0 million. No additional royalties are payable to us under the agreement. The agreement will expire on a country-by-country basis upon the expiration date of the last to expire of the licensed patents in such country. Either party may terminate the agreement for material breach by the other party (subject to a 30-day cure period), or upon certain events involving the bankruptcy or insolvency of the other party.

Novartis — In March 2009, we entered into an agreement with Novartis Institutes for BioMedical Research, Inc. ("Novartis"), pursuant to which we granted to Novartis a worldwide, non-exclusive, irrevocable, perpetual, royalty-free, fully paid-up license, with the right to grant sublicenses, to our DiLA[2] -based siRNA delivery platform in consideration of a one-time, non-refundable fee of  $7.25 million, which was recognized as license fee revenue in 2009. Novartis may terminate this agreement immediately upon written notice to us. We believe this agreement represents strong third-party validation of the siRNA delivery aspect of our RNAi drug discovery platform. Additionally, we entered into a separate agreement with Novartis to provide them with an exclusive period in which to negotiate a potential research and development collaboration as well as possible broader licensing rights related to our RNAi drug delivery platform. This exclusive period expired in 2009. Approximately  $0.3 million was recognized as license fee revenue in 2009 under this separate agreement.

University of Michigan — In May 2008, we entered into an exclusive license agreement to Intellectual Property ("IP") from the University of Michigan covering cationic peptides for enhanced delivery of nucleic acids. These peptides have unique characteristics that we believe play an important role in improving the efficacy of delivery of RNAi-based therapeutics. We are currently using these peptides to create siRNA nanoparticles to enhance mRNA knockdown. Together with the DiLA[2] technology, these delivery peptides may improve the therapeutic potential of our drug candidates. In connection with the agreement, we paid a license issue fee of  $120,000. An additional fee of  $25,000 is payable annually and creditable against royalty payments.

Subject to the meeting of certain milestones triggering the obligation to make any such payments, we may be obligated to make product development milestone payments of up to  $425,000 in the aggregate for each product developed under a licensed patent under this agreement. As of December 31, 2010, we have not made, and are not under any current obligation to make, any such milestone payments, as the conditions triggering any such milestone payment obligations have not been satisfied. The royalty payment required to be made by us to the University of Michigan under this agreement is a percentage of net sales in the low single digits.

We sublicensed the IP under this agreement to Novartis on a nonexclusive basis in March 2009, at which time we paid an additional one–time fee of  $362,500 to the University of Michigan, which eliminated the obligation to pay the University of Michigan any future royalties or milestones with respect to the Novartis sublicense. This fee was included in research and development expense.

This agreement will terminate on the expiration date of the last to expire patent licensed under the agreement, which expiration date is in 2019. Under the agreement, we agreed to use diligent and commercially reasonable efforts to exploit the patent rights and bring licensed products to market. If we fail to meet certain research and development milestones, the University of Michigan may terminate the agreement subject to a thirty day cure period. In addition, the University of Michigan may terminate this license upon written notice if the first commercial sale of a product does not occur on or before May 2017. We may terminate this agreement at any time upon ninety days' written notice.

University of Helsinki — In June 2008, we entered into a collaboration agreement with Dr. Pirjo Laakkonen and the Biomedicum Helsinki. The goal of the work involves our patented phage display library, the Trp Cage library, for the identification of peptides to target particular tissues or organs for a given disease. In December 2009, we received a patent allowance in the US covering a targeting peptide for preferential delivery to lung tissues that was identified by us using the Trp Cage Library. We believe the Trp Cage library will be a source of additional peptides for evaluation in our delivery programs, and we will have a strong IP position for these peptides and their use. In 2010, we extended the term of the agreement and it will now terminate in June 2012. Either party may terminate the agreement for material breach by the other party, subject to a 30-day cure period.

Under this agreement, we may be obligated to make product development milestone payments of up to €275,000 in the aggregate for each product developed under this research agreement if certain milestones are met. As of December 31, 2010, we have not made, and are not under any current obligation to make, any such milestone payments, as the conditions that would trigger any such milestone payment obligations have not been satisfied. In addition, upon the first commercial sale of a product, we are required to pay an advance of €250,000 against which future royalties will be credited. The percentage royalty payment required to be made by us to the University of Helsinki under the terms of this agreement is a percentage of gross revenues derived from work performed under the Helsinki Agreement in the low single digits.

Ribotask ApS. In June 2009, we announced the revision of the October 2008 agreement in which we had acquired the intellectual property related to Unlocked Nucleobase Analogs (UNA) from Ribotask ApS, a privately held Danish company. The original agreement provided us with exclusive rights for the development and commercialization of therapeutics incorporating UNAs. The amended agreement eliminated our obligation to pay all milestone and royalty payments and provided full financial and transactional control of our proprietary UNA technology. Our UsiRNA construct has been verified in multiple cell and in vivo models to be highly potent and efficacious for RNAi. Substitution of UNA within siRNA, creating the UsiRNA construct, has been shown to provide greater target specificity.

In June 2010, we expanded our rights under the previous agreement with Ribotask to include exclusive rights to the development and commercialization of UNA-based diagnostics. In connection with this amendment, we agreed to pay Ribotask  $750,000 in three equal payments of  $250,000 each. In March 2011, the agreement was amended to change the payment terms for the diagnostic rights. The first payment of  $250,000 was made in November 2010. The remaining payments will be made as follows: a payment of  $50,000 at execution of the amendment with the remaining  $400,000 to be paid in eight monthly payments of  $50,000 beginning May 1, 2011. In addition we issued 113,766 shares of our common stock valued at approximately  $80,000 to Ribotask on March 3, 2011, for which we filed a resale registration statement on Form S-3 on March 14, 2011.

Under the October 2008 agreement we made payments to Ribotask totaling  $500,000. We sublicensed the IP under this agreement to Roche on a nonexclusive basis in February 2009, at which time we paid an additional  $250,000 to Ribotask, which eliminated the obligation to pay Ribotask any future royalties or milestones with respect to the Roche sublicense. In connection with the June 2009 amendment, we issued 151,515 shares of our common stock valued at approximately  $1.0 million to Ribotask ApS and agreed to pay  $1.0 million in four installments of  $250,000 each due at various intervals through July 2010.

In connection with our agreements, as amended, we granted Ribotask a royalty-bearing, world-wide exclusive license to use the assigned patents to develop and sell products intended solely for use as reagents or for testing. The royalty rates to be paid to us by Ribotask are in the low single digits and to date we have not recognized any revenue under this agreement, as amended.

With the newly acquired exclusive rights to UNA technology combined with the exclusive rights to Conformationally Restricted Nucleotide (CRN) technology for both therapeutics and diagnostics acquired in March 2010 from Valeant Pharmaceuticals, we have established one of the few intellectual property portfolios supporting a nucleic acid-based personalized medicine platform with the ability to pursue proprietary nucleic acid-based therapeutics and diagnostics.

University of British Columbia — In November 2009, we expanded and extended a previous agreement established in 2008 with University of British Columbia/Vancouver Prostate Centre (VPC) in the area of bladder cancer. The VPC is a National Centre for Excellence for translational research and this agreement provides us access to cutting-edge bladder cancer models and evaluation techniques and interactions with world-renowned researchers and clinicians. Data derived from studies conducted under this agreement have already demonstrated the potency of UsiRNAs and DiLA[2] -based delivery for inhibition of target mRNA and reduction in tumor growth. The focus of the expanded agreement will be the evaluation of additional critical targets in bladder cancer and the therapeutic impact on tumor biology and growth. The research agreement requires that we make payments for work completed under an agreed work plan. Through December 31, 2010, we have recognized approximately  $0.2 million as research and development expense under this agreement. The agreement may be terminated by either party with ninety days' written notice. The current contract period has been extended and will now terminate November 30, 2011.

Intranasal related

Cypress Bioscience, Inc. — In August 2010 we entered into an Asset Purchase Agreement with Cypress Bioscience, Inc. ("Cypress") under which Cypress acquired our patent rights and technology related to carbetocin, a long-acting analog of oxytocin, a naturally produced hormone that may benefit individuals with autism. Under the agreement, we received an upfront payment of  $750,000 and we could receive milestone payments up to  $27 million. Cypress will be responsible for all future development and IP related expenses. In addition, Cypress will pay us royalties, in the single digits, on commercial sales.

Par Pharmaceutical — In 2009 we entered into an Asset Purchase Agreement with Par Pharmaceutical ("Par") pursuant to which, among other things, a 2004 License and Supply Agreement with Par, and a 2005 Supply Agreement with QOL Medical LLC, were terminated. Under the Asset Purchase Agreement, Par acquired certain assets pertaining to calcitonin, including our ANDA for generic calcitonin-salmon nasal spray, inventories, tooling and equipment, and the related technology, trade secrets, know-how, proprietary information and other intellectual property rights, and assumed certain contracts, including our manufacturing obligation to QOL Medical as well as our two building leases related to our operations in Hauppauge, New York. We received  $0.8 million in cash and were entitled to receive earn-out payments for five years based on commercial sales of calcitonin. Calcitonin received full FDA approval and was launched in June 2009. We recognized a gain of approximately  $0.1 million on the asset sale to Par which is included as an offset to research and development expense in 2009. In addition, in 2009 we recognized approximately  $0.1 million in revenue for services provided under the Asset Purchase Agreement. We recognized approximately  $0.1 million and  $0.5 million in revenue relating to earn-out payments based on commercial sales of calcitonin in 2009 and 2010. In December 2010, we entered into an amendment of the Asset Purchase Agreement under which Par agreed to pay us a lump-sum cash payment of  $700,000 in lieu of profit sharing for the remainder of the earn-out payment period, which we recognized as revenue in 2010.

Amylin Pharmaceuticals, Inc. — In January 2009 we amended our 2006 License Agreement with Amylin Pharmaceuticals, Inc. for the development of intranasal exenatide. The License Agreement, as amended, provides for an accelerated  $1.0 million milestone payment to us in January 2009, a reduction in the aggregate amount of milestone payments that could be due to us from  $89 million to  $80 million, and a reduction in the royalty rate payable upon commercial sales of a product to the low single digits. Additionally, as a result of the amendment, we are no longer responsible for any further development of the nasal spray formulation of intranasal exenatide or its manufacture. Either party may terminate the agreement for breach of any material provision of the agreement upon sixty days' notice of the breach and subject to a sixty day cure period. Amylin may also terminate the agreement upon ninety days' written notice.

Thiakis Limited ("Thiakis") — In 2004, we acquired exclusive worldwide rights to the Imperial College Innovations and Oregon Health & Science University PYY patent applications in the field of nasal delivery of PYY and the use of glucagon-like peptide-1 (GLP-1) used in conjunction with PYY for the treatment of obesity, diabetes and other metabolic conditions. We recorded  $1.2 million in research and development expense in 2008 related to the estimated obligations under this license agreement at December 31, 2008. In April 2009 we entered into a Deed of Release and termination pursuant to which we agreed to pay  $1.1 million, payable in quarterly amounts commencing April 2009 and ending April 2010. The difference between  $1.1 million and the amount originally estimated was recorded as reduction of expense in 2009. In February 2010, we amended the payment schedule for the final two payments totaling  $450,000 such that  $50,000 was paid in February 2010,  $200,000 was paid in April 2010 and a final payment in the amount of  $210,000 was paid in June 2010. The final payment included  $10,000 representing interest.

Other

QOL Medical LLC — In October 2005, we entered into a supply agreement with QOL (the "QOL Agreement") under which, subject to certain limitations, we were obligated to manufacture and supply, and QOL was obligated to purchase from us, all of QOL's requirements for Nascobal® brand products for vitamin B12 (cyanocobalamin) deficiency in patients with pernicious anemia, Crohn's Disease, HIV/ AIDS and multiple sclerosis. Under the terms of the QOL Agreement we received a  $2.0 million upfront fee, which was being recognized ratably over the five-year life of the QOL Agreement. In connection with the Asset Purchase Agreement with Par Pharmaceutical which we entered into in March 2009, the QOL Agreement was terminated. We recognized approximately  $0.7 million in deferred revenue related to the QOL Agreement in 2009.

Commitments And Contingencies	6 Months Ended	12 Months Ended
	Jun. 30, 2011	Dec. 31, 2010
Commitments And Contingencies [Abstract]
Commitments And Contingencies

Note 9 — Commitments and Contingencies

Leases — We lease space for our research and development and corporate offices in Bothell, Washington under operating leases expiring in 2016 and we lease space for research and development in Cambridge, Massachusetts under an operating lease expiring in 2012. In connection with the terms of our lease of our Bothell, Washington facility at 3830 Monte Villa Parkway, we have provided our landlord with a stand-by letter of credit.

Contingencies — We are subject to various legal proceedings and claims that arise in the ordinary course of business. Our management currently believes that resolution of such legal matters will not have a material adverse impact on our consolidated financial position, results of operations or cash flows.

Increase to Authorized Capital — We agreed in the Underwriting Agreement dated May 17, 2011 between our company and Roth Capital Partners, LLC, as representative of the underwriters named therein, to hold a stockholders meeting no later than August 15, 2011 in order to seek stockholder approval for an amendment to our certificate of incorporation to increase the authorized number of shares of our common stock from 90,000,000 to not less than 150,000,000 shares, and to file a certificate of amendment to our certificate of incorporation no later than two business days following such stockholder approval. In the event that we did not increase the authorized number of shares of our common stock on or prior to the first anniversary of the issuance of the Series A Warrants, we would have been required to pay the holders of the Series A Warrants liquidated damages in the aggregate amount of  $2,500,000. Our stockholders approved an amendment to our certificate of incorporation to increase the authorized number of shares of our common stock from 90,000,000 to 180,000,000 shares at our 2011 Annual Meeting of Stockholders held on July 14, 2011, and we filed the certificate of amendment of our certificate of incorporation to effectuate such increase on July 18, 2011. As a result, we will not be required to pay liquidated damages to the holders of the Series A Warrants.

Note 10 — Commitments and Contingencies

Standby Letter of Credit — In connection with the terms of our lease of our Bothell, Washington facility at 3830 Monte Villa Parkway, we have provided our landlord with a stand-by letter of credit. During December 2010, the landlord for 3830 Monte Villa Parkway drew  $0.1 million on the  $1.2 million standby letter of credit for that facility, which also resulted in a draw on our restricted cash, and as of December 31, 2010, approximately  $1.0 million was outstanding on the remaining standby letter of credit.

Leases — We lease space for our research and development and corporate offices in Bothell, Washington under operating leases expiring in 2016 and we lease space for research and development in Cambridge, Massachusetts under an operating lease expiring in 2012. In December 2010, we entered into an amendment of our lease for our exited facility at 3450 Monte Villa, pursuant to which we reduced our future lease obligations by approximately  $4.1 million. Under terms of the amendment, we issued 2,115,727 shares of our common stock to the landlord.

Rent expense was approximately  $1.3 million in 2009 and  $1.4 million in 2010. In addition, approximately  $0.2 million and  $0.3 million in rental payments decreased the restructuring liability during 2009 and 2010, respectively.

The following summarizes future annual minimum lease payments under operating leases as of December 31, 2010 (in thousands):

	Exited Facility 3450 Monte Villa	Occupied Facility 3830 Monte Villa	Occupied Facility Cambridge, MA	Total
2011	$327	$1,325	$251	$1,903
2012	667	1,384	148	2,199
2013	683	1,442	—	2,125
2014	700	1,501	—	2,201
2015	718	1,586	—	2,304
Thereafter	61	267	—	328

Total	$3,156	$7,505	$399	$11,060

Contingencies — We are subject to various legal proceedings and claims that arise in the ordinary course of business. Our management currently believes that resolution of such legal matters will not have a material adverse impact on our consolidated financial position, results of operations or cash flows.

Subsequent Events	6 Months Ended	12 Months Ended
	Jun. 30, 2011	Dec. 31, 2010
Subsequent Events [Abstract]
Subsequent Events

Note 10 — Subsequent Events

As further described in Note 5, on July 14, 2011, our shareholders approved a proposal to change our capital structure by increasing the number of authorized shares of common stock from 90,000,000 to 180,000,000.

As further described in Note 5, the exercise price of the Series B Warrants that we issued on May 20, 2011 adjusted to  $0.128 at the close of trading on July 5, 2011, which adjustment was retroactively effective to June 29, 2011. Holders of the Series B Warrants that were exercised during the period beginning on June 29, 2011 and ending on July 5, 2011 were entitled to a refund of a portion of their previously paid exercise price if the exercise price adjusted to less than  $0.31 per unit. The amount of the refund for each Series B Warrant was equal to the difference between the initial exercise price of the Series B Warrant ( $0.31 per unit) and the adjusted exercise price of the Series B Warrant ( $0.128 per unit). An aggregate of 6,005,000 warrants were exercised on June 29 and June 30, with respect to which we paid a refund in the aggregate amount of approximately  $1.1 million to the warrant holders on July 6, 2011. From July 1, 2011 to the expiration date of July 12, 2011, 15,172,000 Series B Warrants were exercised resulting in additional net proceeds of approximately  $2.0 million and the issuance of an additional 15,172,000 Series A Warrants. Total net proceeds received from the exercises of the Series B Warrants was approximately  $3.1 million. On July 12, 2011, the remaining 25,000 Series B Warrants expired unexercised.

On July 25, 2011, we filed a registration statement on Form S-3 (No. 333-175769) with the Securities and Exchange Commission to register the 44,612,000 shares of common stock that are issuable upon exercise of the Series A Warrants.

Note 11 — Subsequent Events

As further described in Note 6, in February 2011, we received net proceeds of approximately  $4.7 million in an offering of 6,375,000 shares of common stock together with warrants to purchase up to 1,113,075 shares of common stock at a purchase price of approximately  $0.80 per unit. The warrants are exercisable for seven years and have an exercise price of  $0.80 per share.

In February 2011, we entered into a Research and License Agreement (the "Agreement") with Debiopharm S.A., a Swiss corporation ("Debiopharm"), pursuant to which we granted to Debiopharm an exclusive license to develop and commercialize our pre-clinical program in bladder cancer, for all uses in humans and animals for the prevention and treatment of superficial (non-muscle invasive) bladder cancer, in consideration of the payment by Debiopharm to us of up to  $25 million based on predefined research and development milestones, royalties from the sales of products resulting under the Agreement and sublicensing payments. Among other things, the Agreement provides for certain licenses of our UsiRNA and liposomal technologies. Debiopharm will have full responsibility for the development and commercialization of any products arising from the partnership, and will fund all of our research and development costs for the bladder cancer program beginning in February 2011.

In March 2011, we amended our June 2010 agreement with Ribotask to change the payment terms for the diagnostic rights. The first payment of  $250,000 was made in November 2010. The remaining payments will be made as follows: a payment of  $50,000 at execution of the amendment with the remaining  $400,000 to be paid in eight monthly payments of  $50,000 beginning May 1, 2011. In addition we issued 113,766 shares of our common stock valued at approximately  $80,000 to Ribotask; for which we filed a resale registration statement on Form S-3 on March 14, 2011.

Concentration Of Credit Risk And Significant Customers	6 Months Ended
Jun. 30, 2011
Concentration Of Credit Risk And Significant Customers [Abstract]
Concentration Of Credit Risk And Significant Customers

Note 3 — Concentration of Credit Risk and Significant Customers

We operate in an industry that is highly regulated, competitive and rapidly changing and involves numerous risks and uncertainties. Significant technological and/or regulatory changes, the emergence of competitive products and other factors could negatively impact our consolidated financial position or results of operations.

We have been dependent on our collaborative agreements with a limited number of third parties for a substantial portion of our revenue, and our discovery and development activities may be delayed or reduced if we do not maintain successful collaborative arrangements. We had revenue from customers, as a percentage of total revenue, as follows:

	Three Months Ended June 30,		Six Months Ended June 30,
	2010	2011	2010	2011
Debiopharm	0%	65%	0%	40%
Astra Zeneca	0%	0%	0%	17%
Par Pharmaceuticals	57%	0%	53%	0%
Undisclosed Partner #1	0%	0%	10%	15%
Undisclosed Partner #2	0%	0%	8%	0%
Pfizer	13%	0%	6%	0%
Other	30%	35%	23%	28%

Total	100%	100%	100%	100%

Stock Incentive Plans	6 Months Ended
Jun. 30, 2011
Stock Incentive Plans [Abstract]
Stock Incentive Plans

Note 6 — Stock Incentive Plans

At June 30, 2011 options to purchase up to 2,569,636 shares of our common stock were outstanding and 1,037,441 shares were available for future grants or awards under our various stock incentive plans. At our July 14, 2011 annual shareholders' meeting, our shareholders approved the addition of 6 million shares to our 2008 stock incentive plan. We generally issue new shares for option exercises unless treasury shares are available for issuance. We had no treasury shares as of June 30, 2011 and have no plans to purchase any in the next year.

Stock-based Compensation — The following table summarizes stock-based compensation expense (in thousands):

	Three Months ended June 30,		Six Months ended June 30,
	2010	2011	2010	2011
Stock-based compensation:
Research and development	$161	$90	$345	$192
Selling, general and administrative	261	188	560	380

Total stock-based compensation	$422	$278	$905	$572

Stock-based compensation expense is recognized on a straight-line basis over the applicable vesting periods, based on the fair value on the grant date. Certain option and share awards provide for accelerated vesting if there is a change in control (as defined in the applicable plan and certain employment agreements we have with key employees).

Stock Options — Stock options to purchase shares of our common stock are granted under our existing stock-based incentive plans to certain employees, at prices at or above the fair market value on the date of grant.

The following table summarizes stock option activity during the three months ended June 30, 2011:

	Options	Weighted Average Exercise Price	Weighted Average Remaining Contractual Life	Aggregate Intrinsic Value
				(in thousands)
Outstanding December 31, 2010	2,641,059	$6.93
Options granted	8,188	0.68
Options exercised	0	0
Options expired	(66,823)	20.03
Options forfeited or cancelled	(12,788)	2.48

Outstanding at June 30, 2011	2,569,636	$6.59	6.2 years	$—

Exercisable at June 30, 2011	2,121,107	$7.00	5.7 years	$—

The per-share fair value of stock options granted was approximately  $4.34 and  $3.66 in the three and six months ended June 30, 2010 and  $0.46 and  $0.56 in the three and six months ended June 30, 2011, respectively, which were estimated at the date of grant using the Black-Scholes-Merton option valuation model with the following weighted average assumptions for the periods presented as follows:

	Three months ended June 30,		Six months ended June 30,
	2010	2011	2010	2011
Expected dividend yield	0%	0%	0%	0%
Risk free interest rate	2.8%	2.6%	2.9%	2.5%
Expected stock volatility	113%	113%	112%	113%
Expected option life	6.0 years	5.5 years	6.0 years	5.6 years

As of June 30, 2011, we had approximately  $0.9 million of total unrecognized compensation cost related to unvested stock options. Total unrecognized compensation cost will be adjusted for future changes in estimated forfeitures. We expect to recognize this cost over a weighted average period of approximately 1.3 years.

The intrinsic value of stock options outstanding and exercisable at June 30, 2011 is based on the  $0.19 closing market price of our common stock on that date, and is calculated by aggregating the difference between  $0.19 and the exercise price of each of the outstanding vested and unvested stock options. There were no stock options outstanding at June 30, 2011 which had an exercise price less than  $0.19. In the three and six months ended June 30, 2010, stock options to purchase 5,000 and 23,750 shares were exercised which had an intrinsic value of approximately  $16,000 and  $71,000, respectively. There were no stock options exercised in the three or six months ended June 30, 2011. The total grant date fair value of options that vested during the three and six months ended June 30, 2010 was approximately  $1.0 million and  $1.2 million, respectively. The total grant date fair value of options that vested during the three and six months ended June 30, 2011 was approximately  $0.2 million and  $0.7 million, respectively.

Non-Employee Option Grants — We have granted stock options to non-employee members of our Scientific Advisory Board. In addition, as part of the Cequent acquisition, we assumed stock options granted to non-employees which were converted to stock options for 79,642 shares of Marina Biotech common stock. Non-employee option grants are recorded as expense over the vesting period of the underlying stock options. At the end of each financial reporting period prior to vesting, the value of these stock options, as calculated using the Black-Scholes-Merton option pricing model, is re-measured using the fair value of our common stock and the stock-based compensation recognized during the period is adjusted accordingly. Since the fair value of options granted to non-employees is subject to change in the future, the amount of future compensation expense will include fair value re-measurements until the stock options are fully vested. Expense recognized relating to options granted to non-employees was not material in the three and six month periods ended June 30, 2010 and June 30, 2011.

Restricted Stock Awards — We have issued shares of restricted stock to certain employees and members of our Board pursuant to our 2004 Stock Incentive Plan. We have not granted any restricted stock awards since 2008 and currently have no plans to issue additional restricted stock awards. As of December 31, 2010, there were 935 unvested shares of restricted stock outstanding. These shares vested in January 2011 and there are no restricted stock awards remaining to vest.

Non-cash compensation expense for restricted stock awards is recognized on a straight-line basis over the applicable vesting periods based on the fair value of the restricted stock on the grant date. As of June 30, 2011, there is no unrecognized compensation cost related to unvested restricted stock awards. Stock-based compensation expense recorded and the fair value of restricted stock vested was not material for the three and six month periods ended June 30, 2010 and June 30, 2011.

Employee Stock Purchase Plan — As of June 30, 2011, a total of 150,000 shares of common stock have been reserved for issuance under our 2007 Employee Stock Purchase Plan ("ESPP"), of which 112,150 have been issued to date. At our July 14, 2011 annual shareholders' meeting, our shareholders approved the addition of 500,000 shares to the plan. Under the terms of the ESPP, a participant may purchase shares of our common stock at a price equal to the lesser of 85% of the fair market value on the date of offering or on the date of purchase. Stock-based compensation expense related to the ESPP was not material in the three and six month periods ended June 30, 2010 and June 30, 2011.